UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22988

Nuveen Global High Income Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices)  (Zip code)

Gifford R. Zimmerman

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:	(312) 917-7700

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

Closed-End Funds

30 June 2020

Nuveen Closed-End Funds

JGH	Nuveen Global High Income Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, (i) by calling 800-257-8787 and selecting option #2 or (ii) by logging into your Investor Center account at www.computershare.com/investor and clicking on “Communication Preferences.” Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

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NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

Chair’s Letter to Shareholders

Dear Shareholders,

The COVID-19 crisis is taking an unprecedented toll on our health, societies, economies and financial markets. Our thoughts are with you during this time of significant disruption caused by the disease and its economic fallout. With many regions of the world suppressing the initial spread of the virus, governments and public health officials face the extraordinary challenge of balancing the resumption of economic activity with public safety. New clusters of infection emerged in the U.S. and other countries following their reopening this summer and a new school year and Northern Hemisphere flu season add new variables. Markets have turned their focus to the potential for an economic recovery, although the timing and magnitude are highly uncertain. Elevated market volatility is likely to continue, with economic data, coronavirus infection rates and the upcoming U.S. presidential election under scrutiny.

While we do not want to understate the dampening effect on the global economy, it is important to differentiate short-term interruptions from the longer-lasting implications to the economy. Prior to the COVID-19 crisis, some areas of the global economy were showing signs of improvement after trade tensions had weighed on economic activity for much of 2019. More recently, countries that have reopened have seen marked improvement in some near-term economic indicators. Central banks and governments around the world have announced economic stimulus measures and pledged to continue doing what it takes to support their economies. In the U.S., the Federal Reserve has cut its benchmark interest rate to near zero and introduced similar programs that helped revive the U.S. economy after the 2008 financial crisis. The U.S. Government has approved three relief packages, including a $2 trillion-dollar package directly supporting businesses and individuals. The Coronavirus Aid, Relief and Economic Security Act, called the CARES Act, provides direct payments and expanded unemployment benefits to individuals, loans and grants to small businesses, loans and other money to large corporations and funding for hospitals, public health, education and state and local governments. In the European Union, the European Central Bank recently increased the size of its Pandemic Emergency Purchase Program, known as PEPP, to €1.35 trillion from €750 billion and extended its duration to June 2021.

In the meantime, patience and a long-term perspective are key for investors. When market fluctuations are the leading headlines day after day, it’s tempting to “do something.” However, your long-term goals can’t be met with short-term thinking. We encourage you to talk to your financial professional, who can review your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth

Chair of the Board

August 24, 2020

Portfolio Managers’ Comments

Nuveen Global High Income Fund (JGH)

Nuveen Global High Income Fund (JGH) features portfolio management by Nuveen Asset Management, LLC (NAM) an affiliate of Nuveen Fund Advisors, LLC, the Fund’s investment adviser. The Fund’s portfolio managers are Kevin Lorenz, CFA, Anders Persson, CFA, and Michael Ainge, CFA.

Effective August 17, 2020 (subsequent to the close of the reporting period), Jake Fitzpatrick was named as portfolio manager of the Nuveen Global High Income Fund.

Effective August 17, 2020 (subsequent to the close of the reporting period), Michael Ainge, CFA, will no longer serve as portfolio manager of the Nuveen Global High Income Fund.

Here the Fund’s portfolio management team discusses key investment strategies and the Fund’s performance for the six-month reporting period ended June 30, 2020.

An Update on COVID-19 Coronavirus and its Impact on the Securities Markets

Slowing COVID-19 coronavirus infection rates around the world encouraged authorities to loosen restrictions on business and social activity in recent months. While economic indicators have improved considerably from the depths of the shutdown, some regions, including the U.S., have seen an uptick in infection rates after reopening. This may slow the recovery process and contribute to short-term market volatility in the meantime.

Although the detection of the virus in China was made public in December 2019, markets did not start to fully acknowledge the risks and potential economic impact until the latter portion of February 2020, when outbreaks outside of China were first reported. Global stock markets sold off severely, with the S&P 500® index reaching a bear market (a 20% drop from the previous high) within three weeks, the fastest bear market decline in history. Even certain parts of the bond market suffered; below investment grade municipal and corporate bonds generally dropped the furthest, mostly out of concerns for the continued financial stability of lower quality issuers. Demand for safe-haven assets, along with mounting recession fears, drove the yield on the 10-year U.S. Treasury note to 0.5% in March 2020, an all-time low. Additionally, oil prices collapsed to an 18-year low on supply glut concerns, as shutdowns across the global economy sharply reduced oil demand, although oil prices have recovered to well above those lows.

Central banks and governments have responded with liquidity injections to ease the strain on financial systems and stimulus measures to buffer the shock to businesses and consumers. These measures have helped stabilize the markets over the short term, and most markets have recovered most of their losses. But volatility will likely remain elevated until the health crisis itself is under control (via fewer new cases, lower infection rates and/or verified treatments or vaccines).

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)

There are still many unknowns and new information is incoming daily, compounding the difficulty of modeling outcomes for epidemiologists and economists alike.

Nuveen, LLC and our portfolio management teams are monitoring the situation carefully and continuously refining our views and approaches to managing the Funds to best pursue investment objectives while mitigating risks through all market environments.

What key strategies were used to manage the Fund during this six-month reporting period ended June 30, 2020?

The Fund’s investment objective is to seek a high level of current income. In an effort to achieve this objective, the Fund is invested using NAM’s diversified global high income strategy, which invests in a portfolio of high yield (below investment grade) bonds and other income producing securities from around the world and across the capital structure and credit spectrum. The Fund is allowed to invest in the following security types: U.S. high yield bonds, non-U.S. high yield bonds from developed and emerging markets and other income producing investments such as preferred and convertible securities. The Fund’s mandate is to invest at least 65% of managed assets in securities rated lower than investment grade at the time of purchase or, if non-rated, judged to be of comparable quality by the management team. At least 40% of the Fund’s assets will be invested in securities issued by non-U.S. entities and up to 25% will be invested in debt obligations from issuers located in emerging market (EM) countries. Up to 15% of the Fund’s assets may be in unhedged non-U.S. dollar-denominated securities.

In addition, the Fund may use derivatives as part of its management strategy and will typically use leverage, which is discussed in more detail in the Fund Leverage section of this report. Derivatives related to foreign currencies will only be used to hedge the currency risk of the Fund’s investments in non-U.S. dollar denominated securities, while other derivative types may be used to manage the Fund’s interest rate sensitivity or in an effort to increase the Fund’s yield or enhance returns.

How did the Fund perform during this six-month reporting period ended June 30, 2020?

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the six-month, one-year, five-year and since inception periods ended June 30, 2020. For the six-month period reporting period ended June 30, 2020, the Fund’s total return at net asset value (NAV) underperformed the Bloomberg Barclays Global High Yield Hedged Index.

As we entered the reporting period, the U.S. economy was growing modestly supported by consumer spending, but balanced by concerns surrounding continued trade friction, global growth, business spending and a contraction in manufacturing. Weaker global growth at the end of 2019 had prompted central banks around the world, including the Federal Reserve (Fed), to make a synchronized pivot to monetary stimulus. As a result, global growth stabilized as trade tensions eased, Brexit risk declined and China’s manufacturing sector improved. However, the tide turned abruptly as U.S. and global economies came to a screeching halt from the widespread and devastating impact of the COVID-19 crisis. As COVID-19 spread, global health care systems were overwhelmed, supply chains were disrupted and consumer activity plunged. The health crisis grew into an economic and financial crisis that was exacerbated by a collapse in oil prices. The Fed acted aggressively to address unprecedented financial market dislocations and severely strained liquidity that impacted everything from Treasuries and short-term funding markets to global credit, currency and equity markets. Fiscal authorities around the world also responded quickly with record stimulus, highlighted by Congress passing a $2.2 trillion relief package in late March 2020. Fed policymakers, fully in crisis response mode, cut the federal funds rate two times at emergency meetings in March 2020 to 0%-0.25%. The Fed also launched new repo programs, unlimited quantitative easing (QE), central bank swap lines, regulatory relief and a raft of securities purchase programs in order to stabilize financial markets.

In response, interest rates fell sharply resulting in a steepening of the Treasury yield curve. Driven by the two Fed rate cuts, three-month T-bills ended the reporting period 139 basis points lower at 0.16%. The 10-year Treasury yield hit an all-time low well below 1% during the reporting period and ended at 0.66%, which was 126 basis points lower than where it started. As a result, U.S. Treasuries were the best performing asset class in the fixed income market over the six-month reporting period, handily outperforming all other fixed income asset classes.

The high yield market started 2020 supported by dovish central banks and stable credit fundamentals, which kept recession at bay, while capital from around the globe continued to flow into the asset class in the hunt for yield. Although earnings momentum had moderated by the fourth quarter, the supportive macro backdrop and more favorable business sentiment going into 2020 provided a strong tailwind for valuations in the high yield market. However, the sudden onset of the global pandemic led to a near complete shutdown of the capital markets in March 2020, which was exacerbated by the sharp drop in crude oil prices. Together these forces drove a spike in risk premiums and dramatic high yield outflows. Global high yield spreads peaked at 1,192 basis points before sharply retracing to end the reporting period at 660 basis points over Treasuries after drastic policy measures were inked, companies tapped credit facilities and more clarity emerged regarding the differentiation between sectors, credit factors and resiliency going into recession. High yield performed very well in the final three months of the reporting period as policymakers continued to support healthy market and economic functioning while portions of the country gradually reopened. As a result, high yield experienced sizable inflows back into the market, which were met with one of the largest rounds of quarterly net new issuance ($59 billion) as companies aimed to optimize their capital structure. During the six-month reporting period, BB rated credits handily outperformed compared to B and particularly CCC rated credits.

In the emerging market (EM) bond segment, markets experienced a sharp reversal in risk sentiment as the implications of the pandemic took hold. Spreads widened dramatically as outflows hit record levels, causing substantial underperformance. The EM segment was further constrained by plunging oil prices amid a price war between Russia and Saudi Arabia and by liquidity and solvency concerns as a dollar funding squeeze played out across markets. However, as the reporting period progressed, the fiscal and monetary easing by global central banks helped mitigate investor fears. More specifically, the International Monetary Fund (IMF) stepped in with its Rapid Financing Instrument to provide a backstop to several EM economies. Also, rising oil prices helped as Organization of the Petroleum Exporting Countries (OPEC) and its partners agreed to cut supply, while the acute demand shock passed as economies gradually reopened. Higher financing needs across EM due to the pandemic brought a surge of issuance starting in mid-April 2020, which was easily absorbed after EM fund flows turned positive in May and June 2020 following the staggering $39 billion outflow in March 2020.

Global central banks also responded with unprecedented easing not seen since the 2008 financial crisis. The European Central Bank pledged unlimited QE and upsized its Pandemic Emergency Purchase Programme, the Bank of Japan further expanded its monetary base, while the remaining G10 central banks extended their QE beyond government bonds to include local agencies, local government and even corporate debt. Other governments quickly followed adding fiscal stimulus targeted at direct payments to individuals, lending support for affected businesses and resources to tackle COVID-19. Given the difficult funding environment, central banks also introduced a number of liquidity support measures, aided by the reactivation of the Fed swap lines with a number of major central banks. As a result, the non-U.S. bond market also bounced back sharply after a sharp March 2020 sell-off, buoyed by expansion of stimulus along with prospects of a bottoming in global growth as major cities began to ease quarantine restrictions. Government bond yields were lower during the reporting period.

The most significant factor in the Fund’s underperformance was its overweight to the energy sector throughout the reporting period. As noted, oil prices suffered massive declines in the first half of the reporting period following the price war between Russia and Saudi Arabia, while at the same time demand was quickly dropping following the onset of COVID-19 crisis lockdowns. The energy market did stabilize later in the reporting period after OPEC and other oil-producing nations agreed to production cuts and the acute demand shock passed as economies gradually reopened. However, crude oil only recovered about half of the losses experienced earlier in 2020.

Portfolio Managers’ Comments (continued)

The Fund’s exposure in the transportation sector also detracted. Although the Fund’s overall weight was equal to the benchmark, its portfolio had more exposure to foreign airline operators. Foreign airlines received less third-party support and gained less traction than domestic carriers and other cyclical industries early in the recovery, especially given that the return to air travel will continue to be depressed.

In addition, the Fund’s underweight position in the non-cyclical sector hindered results. This sector features more businesses that are resilient to negative impacts from COVID-19. Pharmaceuticals, food and beverage, and certain other areas in the health care sector strengthened more than the broad market in the second half of the reporting period after a broad-based sell-off in the first half of the reporting period.

The Fund’s underweight allocation and positive credit selection in EM sovereign debt was beneficial to performance. In particular, the Fund avoided several distressed countries going through restructuring in the EM space, benefiting from underweight allocations in sovereign debt from Ecuador, Lebanon and Argentina. In Ecuador, we anticipate a more swift resolution, while the situations in Argentina and Lebanon will likely take longer. Given the lack of clarity around political and economic ramifications, as well as implementation risks surrounding the restructuring and policies afterward, we remained cautious. The Fund continued to be underweight the countries and will reassess after resolutions are reached.

The Fund’s out-of-index allocation to bank loans also contributed favorably to performance. Although the leveraged loan segment overall was down more than 4.6% year to date, which is in line with the benchmark, the Fund’s allocations to technology, non-bank financials and packaging credits within the segment all generated positive year-to-date returns.

A benchmark weight in the communications sector also proved helpful because the segment outperformed the overall benchmark return. Also, the sector generally benefited from the higher connectivity needs during the reporting period due to work-from-home mandates and at-home schooling and entertainment demands.

Finally, our shift to a more defensive posture within the Fund’s credits, along with holding an elevated cash balance, contributed positively to relative return during the reporting period.

We continued to position the portfolio in high income producing investments across geographies that we believe will make timely interest and principal payments in order to meet the Fund’s objective. During the reporting period, we boosted the Fund’s overall quality by increasing exposure to BB rated bonds, adding modest tactical exposure in BBB bonds and increasing its cash position. Although the Fed’s intervention has recently driven valuations higher, risks are skewed to the downside from here given the distressed outlook and the COVID-19 crisis uncertainty. The market is susceptible to retracing if subdued economic activity lasts longer than expected or if we experience surprise developments to the downside, especially concerning the COVID-19 crisis. We are positioning in credits where we believe we are being compensated for a possible downgrade within twelve months, but avoiding situations that could turn into deep distress if a few adverse factors coming into play. We prefer exposure to credits with valuations that we believe are justified by existing capital structures and those that will be beneficiaries of supportive policy and a return to activity. The Fund remains underweight in CCC rated bonds because we believe they offer poor risk-adjusted returns as they are susceptible to any deterioration in market fundamentals.

We increased the Fund’s exposure to sovereign EM debt because we believe policy continuity and liquidity support should support broad value in the sovereign debt sector. However, we still remain underweight versus the benchmark because a few large names are restructuring.

We expanded the Fund’s underweight in consumer cyclicals because we expect the sector will continue to be weighed down by fallout from stay-at-home orders and a paradigm shift in consumer behavior. We maintained overweights in banking and finance companies, as well as electric utilities/power producers, given these segments are less susceptible to COVID-19 crisis related distress. At the same time, we are remaining underweight in the real estate sector given the uncertainty regarding a return to normal activity and the speed and shape of the economic recovery.

Fund Leverage

IMPACT OF THE FUND’S LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the returns of the Fund’s common shares relative to its comparative benchmarks was the Fund’s use of leverage through bank borrowings. The Fund uses leverage because our research has shown that, over time, leveraging provides opportunities for additional income. The opportunity arises when short-term rates that the Fund pays on its leveraging instruments are lower than the interest the Fund earns on its portfolio securities that it has bought with the proceeds of that leverage. This has been particularly true in the recent market environment where short-term rates have been low by historical standards.

However, use of leverage can expose Fund common shares to additional price volatility. When the Fund uses leverage, the Fund’s common shares will experience a greater increase in their net asset value if the securities acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the securities acquired through leverage decline in value. All this will make the shares’ total return performance more variable over time.

In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. In recent quarters, fund leverage expenses have generally tracked the overall movement of short-term interest rates. While fund leverage expenses are somewhat higher than their recent lows, leverage nevertheless continues to provide the opportunity for incremental common share income, particularly over longer-term periods.

The Fund’s use of leverage had a negative impact on total return performance during this reporting period. The negative impact of leverage during the brief but severe COVID-19 induced market downturn in March was greater than the positive impact of leverage during the remainder of the reporting period. More specifically, this net negative contribution of leverage was amplified during the market downturn in part because the Fund used proceeds from portfolio sales to pay down borrowings and reduce its elevated leverage ratio, which rose as prices of portfolio securities, including those sold for de-levering purposes, declined. Conversely, as financial markets recovered and asset prices steadied, the Fund only modestly increased leverage levels, using proceeds to purchase new portfolio securities at generally higher prices. Management believes, however, that the potential benefits from leverage continue to outweigh the associated increase in risk and total return variability previously described.

The Fund continued to utilize interest rate swap contracts to partially hedge its future interest cost of leverage. The impact of the swap contracts on total return performance was negative during this reporting period.

Fund Leverage (continued)

As of June 30, 2020, the Fund’s percentages of leverage are shown in the accompanying table.

JGH
Effective Leverage*	27.21%
Regulatory Leverage*	27.21%
*

Effective leverage is the Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of the Fund. Both of these are part of the Fund’s capital structure. The Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of the Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUND’S REGULATORY LEVERAGE

Bank Borrowings

As noted above, the Fund employs leverage through the use of bank borrowings. The Fund’s bank borrowing activities are as shown in the accompanying table.

Current Reporting Period					Subsequent to the Close of the Reporting Period
Outstanding Balance as of January 1, 2020	Draws	Paydowns	Outstanding Balance as of June 30, 2020	Average Balance Outstanding	Draws	Paydowns	Outstanding Balance as of August 27, 2020
$175,200,000	$10,800,000	$(54,800,000)	$131,200,000	$146,693,407	$10,000,000	$ —	$141,200,000

Refer to Notes to Financial Statements, Note 8 – Borrowing Arrangements for further details.

Common Share

Information

COMMON SHARE DISTRIBUTION INFORMATION

The following information regarding the Fund’s distributions is current as of June 30, 2020. The Fund’s distribution levels may vary over time based on the Fund’s investment activity and portfolio investment value changes.

During the current reporting period, the Fund’s distributions to common shareholders were as shown in the accompanying table.

Monthly Distributions (Ex-Dividend Date)	Per Common Share Amounts
January 2020	$0.1020
February	0.1020
March	0.1020
April	0.1020
May	0.1020
June 2020	0.0855
Total Distributions	$0.5955

Current Distribution Rate*	7.74%
*

Current distribution rate is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price. The Fund’s monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Fund’s cumulative net ordinary income and net realized gains are less than the Fund’s distributions, a return of capital for tax purposes.

The Fund pays a regular monthly distribution to shareholders based on dividends and interest received from portfolio securities, net of expense. The Fund invests in a global high income strategy which blends high-yield bonds and other income producing securities. The Fund utilizes a currency hedging strategy which allows up to 15% of the Fund’s assets to be in unhedged non-U.S. dollar-denominated securities. When a non-U.S. dollar denominated fixed-income security is sold a currency gain/loss may occur. Net currency gains from sales of non-U.S. fixed-income securities are treated as ordinary income for federal tax purposes, while net currency losses will offset any net income from dividends and interest.

Year-to date, the Fund has experienced net currency losses as the U.S. dollar generally strengthened relative to foreign currencies. These net currency losses offset a portion of the Fund’s net investment income from dividends and interest. Consequently, a portion of the distributions paid year-to-date are being re-characterized as return of capital, which is identified in the table below.

The figures in the table below provide an estimate of the sources of distributions as of the date listed. These estimates may, and likely will change, and should not be used for tax reporting purposes. The Fund attributes these estimates equally to each regular distribution throughout the fiscal year. Consequently, the estimated information shown below is for the current distribution, and also represents an updated estimate for all prior months in the fiscal year. The final determination for all distributions paid in 2020 will be made in early 2021 and reported to you on Form 1099-DIV. More details about the Fund’s distributions and the basis for these estimates are available on www.nuveen.com/closed-end-funds.

Data as of June 30, 2020

Fiscal Year Estimated Source of Distribution			Fiscal Year Estimated Per Share Amounts
Net Investment Income	Realized Gains	Return of Capital[1]	Distributions	Net Investment Income	Realized Gains	Return of Capital[1]
96.37%	0.0%	3.63%	$0.5955	$0.5739	$0.0000	$0.0216
[1]

Return of capital may represent unrealized gains, return of shareholder’s principal, or both. In certain circumstances, all or a portion of the return of capital may be characterized as ordinary income under federal tax law. The actual tax characterization will be provided to shareholders on Form 1099-DIV shortly after calendar year-end.

Common Share Information (continued)

The following table provides information regarding Fund distributions and total return performance over various time periods. This information is intended to help you better understand whether fund returns for the specified time periods were sufficient to meet Fund distributions.

Data as of June 30, 2020

		Annualized				Cumulative
Inception Date	Latest Monthly Per Common Share Distribution	Current Distribution on NAV	1-Year Return on NAV	5-Year Return on NAV	Since Inception Return on NAV	Fiscal YTD Distributions on NAV	Fiscal YTD Return on NAV
11/24/2014	$0.0855	6.77%	(7.87)%	2.98%	2.93%	3.93%	(13.16%)

NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS

The Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders are posted on www.nuveen.com and can be found on Nuveen’s enhanced closed-end fund resource page, which is at https://www.nuveen.com/resource-center-closed-end-funds, along with other Nuveen closed-end fund product updates. To ensure timely access to the latest information, shareholders may use a subscribe function, which can be activated at this web page (https://www.nuveen.com/subscriptions).

COMMON SHARE REPURCHASES

During August 2020 (subsequent to the close of the reporting period), the Fund’s Board of Trustees reauthorized an open-market common share repurchase program, allowing the Fund to repurchase an aggregate of up to approximately 10% of its outstanding common shares.

As of June 30, 2020, and since the inception of the Fund’s repurchase program, the Fund has cumulatively repurchased and retired its outstanding common shares as shown in the accompanying table.

JGH
Common shares cumulatively repurchased and retired	900,000
Common shares authorized for repurchase	2,315,000

During the current reporting period, the Fund did not repurchase any of its outstanding common shares.

OTHER COMMON SHARE INFORMATION

As of June 30, 2020, and during the current reporting period, the Fund’s common share price was trading at a premium/(discount) to its common share NAV as shown in the accompanying table.

JGH
Common share NAV	$15.15
Common share price	$13.25
Premium/(Discount) to NAV	(12.54)%
6-month average premium/(discount) to NAV	(11.81)%

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Global High Income Fund (JGH)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. The risks of foreign investments are magnified in emerging markets. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as call risk are described in more detail on the Fund’s web page at www.nuveen.com/JGH.

JGH	Nuveen Global High Income Fund Performance Overview and Holding Summaries as of June 30, 2020

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of June 30, 2020

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
JGH at Common Share NAV	(13.16)%	(7.87)%	2.98%	2.93%
JGH at Common Share Price	(15.45)%	(6.93)%	4.54%	3.21%
Bloomberg Barclays Global High Yield Hedged Index	(4.41)%	(1.37)%	4.88%	4.62%

Since inception returns are from 11/24/14. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Corporate Bonds	97.6%
Sovereign Debt	14.7%
Variable Rate Senior Loan Interests	7.3%
Contingent Capital Securities	7.0%
$1,000 Par (or similar) Institutional Preferred	6.7%
$25 Par (or similar) Retail Preferred	0.9%
Repurchase Agreements	3.1%
Other Assets Less Liabilities	0.1%
Net Assets Plus Borrowings	137.4%
Borrowings	(37.4)%
Net Assets	100%

Top Five Issuers

(% of total investments)

Ford Motor Co	1.2%
Argos Holdings Co	1.1%
Cemex SAB de CV	1.1%
OCI NV	1.1%
NatWest Group PLC	1.0%

Portfolio Composition

(% of total investments)

Sovereign Debt	10.7%
Oil, Gas & Consumable Fuels	10.2%
Banks	6.3%
Media	5.9%
Metals & Mining	4.4%
Health Care Providers & Services	3.7%
Wireless Telecommunication Services	3.6%
Hotels, Restaurants & Leisure	3.4%
Diversified Telecommunication Services	3.1%
Auto Components	3.0%
Chemicals	2.7%
Capital Markets	2.3%
Food Products	2.3%
Consumer Finance	2.3%
Specialty Retail	2.3%
Electric Utilities	2.2%
Insurance	2.1%
Pharmaceuticals	1.9%
Commercial Services & Supplies	1.9%
Diversified Financial Services	1.7%
Machinery	1.6%
Automobiles	1.5%
Other[1]	18.6%
Repurchase Agreements	2.3%
Total	100%

Portfolio Credit Quality

(% of total long-term investments)

BBB	14.9%
BB or Lower	84.2%
N/R (not rated)	0.9%
Total	100%

Country Allocation

(% of total investments)

United States	58.5%
United Kingdom	3.6%
Mexico	3.3%
Brazil	2.7%
Canada	1.9%
France	1.5%
Italy	1.4%
Luxembourg	1.3%
Colombia	1.3%
Germany	1.3%
Netherlands	1.2%
India	1.2%
South Africa	1.2%
Ireland	1.2%
Australia	1.1%
Switzerland	1.1%
Ghana	1.0%
Other[2]	15.2%
Total	100%

1	See Portfolio of Investments for details on “other” Portfolio Composition.
2	“Other” countries include thirty-five countries that individually constitute less than 1% as a percentage of total investments.

Shareholder Meeting Report

The annual meeting of shareholders, originally scheduled to be held on April 8, 2020 in person, was postponed to April 22, 2020 for JGH. The meeting was held virtually due to public health concerns regarding the ongoing COVID-19 pandemic; at this meeting the shareholders were asked to elect Board members.

JGH
Common Shares
Approval of the Board Members was reached as follows:
John K. Nelson
For	16,405,087
Withhold	4,743,100
Total	21,148,187
Terence J. Toth
For	17,771,445
Withhold	3,376,742
Total	21,148,187
Robert L. Young
For	17,795,717
Withhold	3,352,470
Total	21,148,187

JGH	Nuveen Global High Income Fund Portfolio of Investments June 30, 2020
(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 134.2% (97.7% of Total Investments)

	CORPORATE BONDS – 97.6% (71.1% of Total Investments)

	Aerospace & Defense – 0.5%

$1,500	Bombardier Inc, 144A	7.500%	3/15/25	B	$978,900
375	Howmet Aerospace Inc	6.875%	5/01/25	BBB–	407,295
400	TransDigm Inc, 144A	8.000%	12/15/25	Ba3	420,396
2,275	Total Aerospace & Defense				1,806,591

	Airlines – 0.8%

1,000	Aerovias de Mexico SA de CV, 144A	7.000%	2/05/25	B–	230,000
1,075	Delta Air Lines Inc, 144A, (3)	7.000%	5/01/25	Baa2	1,109,688
925	Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd, 144A	6.500%	6/20/27	Baa3	927,313
3,000	Virgin Australia Holdings Ltd, 144A	7.875%	10/15/21	C	492,300
6,000	Total Airlines				2,759,301

	Auto Components – 3.6%

2,000	Adient Global Holdings Ltd, 144A	4.875%	8/15/26	B	1,650,000
200	Adient US LLC, 144A	9.000%	4/15/25	Ba3	215,440
1,000	Adient US LLC, 144A	7.000%	5/15/26	Ba3	1,035,000
1,900	Clarios Global LP / Clarios US Finance Co, 144A	8.500%	5/15/27	CCC+	1,909,405
225	Dana Inc	5.375%	11/15/27	BB+	223,313
1,100	Goodyear Tire & Rubber Co	9.500%	5/31/25	BB–	1,178,375
2,250	Icahn Enterprises LP / Icahn Enterprises Finance Corp	6.750%	2/01/24	BB+	2,266,875
1,275	IHO Verwaltungs GmbH, 144A, (cash 4.750%, PIK 5.500%)	4.750%	9/15/26	BB+	1,249,500
3,000	IHO Verwaltungs GmbH, 144A, (cash 6.375%, PIK 7.125%)	6.375%	5/15/29	BB+	3,047,812
12,950	Total Auto Components				12,775,720

	Automobiles – 1.7%

500	Ford Motor Co	8.500%	4/21/23	BB+	528,750
525	Ford Motor Co	9.000%	4/22/25	BB+	567,656
300	Ford Motor Co	9.625%	4/22/30	BB+	355,290
2,565	Ford Motor Credit Co LLC, (3)	5.584%	3/18/24	BB+	2,589,880
2,000	Ford Motor Credit Co LLC	5.113%	5/03/29	BB+	1,950,760
5,890	Total Automobiles				5,992,336

	Banks – 1.6%

1,000	Akbank TAS, 144A, (WI/DD)	6.800%	2/06/26	N/R	999,900
1,250	Grupo Aval Ltd, 144A	4.375%	2/04/30	BBB–	1,193,750
2,500	Royal Bank of Scotland Group PLC	6.100%	6/10/23	BBB+	2,768,076
445	Standard Chartered PLC, 144A	5.700%	3/26/44	BBB+	545,306
5,195	Total Banks				5,507,032

	Building Products – 1.1%

1,870	American Woodmark Corp, 144A	4.875%	3/15/26	BB	1,819,286
2,000	James Hardie International Finance DAC, 144A	5.000%	1/15/28	BBB–	2,040,000
3,870	Total Building Products				3,859,286

	Capital Markets – 1.2%

2,000	Donnelley Financial Solutions Inc	8.250%	10/15/24	B	1,970,180
2,410	Jefferies Finance LLC / JFIN Co-Issuer Corp, 144A	7.250%	8/15/24	BB–	2,120,800
4,410	Total Capital Markets				4,090,980

	Chemicals – 3.7%

1,000	Calumet Specialty Products Partners LP / Calumet Finance Corp, 144A	11.000%	4/15/25	B–	970,000
1,500	Chemours Co	5.375%	5/15/27	B1	1,355,535

JGH	Nuveen Global High Income Fund (continued)
Portfolio of Investments June 30, 2020
(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Chemicals (continued)

$840	Kraton Polymers LLC / Kraton Polymers Capital Corp, 144A	7.000%	4/15/25	BB–	$844,200
2,500	NOVA Chemicals Corp, 144A	5.000%	5/01/25	BB–	2,287,500
2,250	OCI NV, 144A	6.625%	4/15/23	BB	2,261,250
3,050	OCI NV, 144A	5.250%	11/01/24	BB	2,928,000
550	PolyOne Corp, 144A	5.750%	5/15/25	BB–	565,813
1,425	Tronox Inc, 144A	6.500%	5/01/25	Ba3	1,432,125
350	Univar Solutions USA Inc/Washington, 144A	5.125%	12/01/27	BB	354,067
13,465	Total Chemicals				12,998,490

	Commercial Services & Supplies – 2.3%

3,000	ADT Security Corp, 144A	4.875%	7/15/32	BB–	2,730,000
775	Cimpress PLC, 144A	7.000%	6/15/26	B–	714,938
1,950	GFL Environmental Inc, 144A	7.000%	6/01/26	B–	2,028,000
100	GFL Environmental Inc, 144A	5.125%	12/15/26	BB–	103,500
315	GFL Environmental Inc, 144A	8.500%	5/01/27	B–	342,562
1,100	Prime Security Services Borrower LLC / Prime Finance Inc, 144A	6.250%	1/15/28	B–	1,036,090
1,375	RR Donnelley & Sons Co	6.500%	11/15/23	B–	1,254,976
8,615	Total Commercial Services & Supplies				8,210,066

	Communications Equipment – 0.8%

2,275	CommScope Inc, 144A	8.250%	3/01/27	B–	2,338,017
425	ViaSat Inc, 144A	5.625%	4/15/27	BB+	435,094
2,700	Total Communications Equipment				2,773,111

	Construction & Engineering – 1.2%

1,000	Cornerstone Building Brands Inc, 144A	8.000%	4/15/26	B–	1,007,500
2,000	IHS Netherlands Holdco BV, 144A	7.125%	3/18/25	B2	2,020,400
1,000	PowerTeam Services LLC, 144A	9.033%	12/04/25	B–	1,020,000
4,000	Total Construction & Engineering				4,047,900

	Construction Materials – 1.9%

4,000	Cemex SAB de CV, 144A	5.700%	1/11/25	BB	3,910,000
1,375	Cemex SAB de CV, 144A	7.375%	6/05/27	BB	1,397,000
1,500	Gates Global LLC / Gates Corp, 144A	6.250%	1/15/26	B	1,485,615
6,875	Total Construction Materials				6,792,615

	Consumer Finance – 3.1%

3,000	Curo Group Holdings Corp, 144A	8.250%	9/01/25	B–	2,399,100
1,250	Enova International Inc, 144A	8.500%	9/01/24	B2	1,115,625
2,000	Enova International Inc, 144A	8.500%	9/15/25	B2	1,805,000
1,000	Navient Corp	7.250%	9/25/23	Ba3	977,390
3,750	Refinitiv US Holdings Inc, 144A	8.250%	11/15/26	B+	4,061,138
550	Springleaf Finance Corp	8.875%	6/01/25	BB–	588,054
11,550	Total Consumer Finance				10,946,307

	Containers & Packaging – 0.1%

250	Berry Global Inc, 144A	5.625%	7/15/27	BB	256,875

	Distributors – 0.4%

1,500	American Builders & Contractors Supply Co Inc, 144A	5.875%	5/15/26	B+	1,485,000

	Diversified Consumer Services – 0.7%

2,000	frontdoor Inc, 144A	6.750%	8/15/26	B	2,125,000
200	QVC Inc	4.750%	2/15/27	BBB–	193,400
2,200	Total Diversified Consumer Services				2,318,400

	Diversified Financial Services – 2.3%

2,850	Cometa Energia SA de CV, 144A	6.375%	4/24/35	Baa3	2,966,850
1,000	Discover Financial Services	6.125%	3/23/69	Ba2	1,025,700
1,125	Genesis Energy LP / Genesis Energy Finance Corp	7.750%	2/01/28	B+	1,001,250

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Diversified Financial Services (continued)

$675	HAT Holdings I LLC / HAT Holdings II LLC, 144A	6.000%	4/15/25	BB+	$707,062
2,355	Quicken Loans LLC, 144A	5.250%	1/15/28	Ba1	2,449,200
8,005	Total Diversified Financial Services				8,150,062

	Diversified Telecommunication Services – 4.2%

1,500	CenturyLink Inc	5.800%	3/15/22	BB	1,541,250
455	Colombia Telecomunicaciones SA ESP, 144A	5.375%	9/27/22	BBB–	454,891
1,260	CSC Holdings LLC, 144A	10.875%	10/15/25	B	1,354,500
2,000	Embarq Corp	7.995%	6/01/36	BB	2,246,000
1,204	Meredith Corp, 144A	6.500%	7/01/25	BB–	1,191,960
1,750	Sprint Capital Corp	6.875%	11/15/28	BB+	2,132,725
2,000	Telecom Italia Capital SA	7.200%	7/18/36	BB+	2,380,000
2,400	Telenet Finance Luxembourg Notes Sarl, 144A	5.500%	3/01/28	BB+	2,496,077
1,000	Zayo Group Holdings Inc, 144A	4.000%	3/01/27	B1	949,060
13,569	Total Diversified Telecommunication Services				14,746,463

	Electric Utilities – 3.0%

2,250	Adani Green Energy UP Ltd / Prayatna Developers Pvt Ltd / Parampujya Solar Energ, 144A	6.250%	12/10/24	BB+	2,345,625
1,630	Empresas Publicas de Medellin ESP, 144A	4.250%	7/18/29	BBB	1,634,075
2,500	Talen Energy Supply LLC	6.500%	6/01/25	B	1,683,300
1,000	Talen Energy Supply LLC, 144A	7.625%	6/01/28	BB	1,000,000
2,500	TerraForm Power Operating LLC, 144A	5.000%	1/31/28	BB	2,612,500
1,250	Vistra Operations Co LLC, 144A	5.500%	9/01/26	BB	1,278,925
11,130	Total Electric Utilities				10,554,425

	Electronic Equipment, Instruments & Components – 0.1%

375	MTS Systems Corp, 144A	5.750%	8/15/27	B+	344,063

	Energy Equipment & Services – 1.1%

1,200	Archrock Partners LP / Archrock Partners Finance Corp, 144A	6.875%	4/01/27	B+	1,130,400
1,625	Archrock Partners LP / Archrock Partners Finance Corp, 144A	6.250%	4/01/28	B+	1,487,363
3,125	Ensign Drilling Inc, 144A	9.250%	4/15/24	CCC+	1,390,625
5,950	Total Energy Equipment & Services				4,008,388

	Entertainment – 0.3%

125	Cinemark USA Inc, 144A	8.750%	5/01/25	BB+	129,375
900	Live Nation Entertainment Inc, 144A	6.500%	5/15/27	Ba2	927,000
1,025	Total Entertainment				1,056,375

	Equity Real Estate Investment Trust – 1.2%

755	Cibanco SA Ibm / PLA Administradora Industrial S de RL de CV, 144A	4.962%	7/18/29	Baa3	732,350
2,250	Iron Mountain Inc, 144A	5.250%	3/15/28	BB–	2,238,750
1,250	iStar Inc	5.250%	9/15/22	BB	1,212,500
4,255	Total Equity Real Estate Investment Trust				4,183,600

	Food & Staples Retailing – 0.5%

1,500	Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC, 144A	7.500%	3/15/26	B2	1,624,890

	Food Products – 1.9%

1,050	BRF SA, 144A	4.875%	1/24/30	Ba2	989,625
1,500	Kernel Holding SA, 144A	6.500%	10/17/24	BB–	1,485,000
900	Kraft Heinz Foods Co, 144A	3.875%	5/15/27	Baa3	940,334
700	Kraft Heinz Foods Co, 144A	4.250%	3/01/31	Baa3	742,026

2,500	MARB BondCo PLC, 144A	6.875%	1/19/25	BB–	2,490,650
6,650	Total Food Products				6,647,635

JGH	Nuveen Global High Income Fund (continued)
Portfolio of Investments June 30, 2020
(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Gas Utilities – 0.9%

$1,680	Suburban Propane Partners LP/Suburban Energy Finance Corp	5.500%	6/01/24	BB–	$1,663,200
1,500	Superior Plus LP / Superior General Partner Inc, 144A	7.000%	7/15/26	BB–	1,571,250
3,180	Total Gas Utilities				3,234,450

	Health Care Providers & Services – 4.1%

2,000	Centene Corp, 144A	5.375%	6/01/26	BBB–	2,073,320
3,390	CHS/Community Health Systems Inc	6.250%	3/31/23	BB	3,193,244
575	CHS/Community Health Systems Inc, 144A	6.625%	2/15/25	B	540,500
385	CHS/Community Health Systems Inc, 144A	8.000%	12/15/27	B	367,756
750	Cushman & Wakefield US Borrower LLC, 144A	6.750%	5/15/28	BB–	781,875
2,650	HCA Inc	5.625%	9/01/28	Ba2	2,955,836
475	HCA Inc	5.875%	2/01/29	Ba2	537,505
1,000	RegionalCare Hospital Partners Holdings Inc / LifePoint Health Inc, 144A	9.750%	12/01/26	CCC+	1,020,000
1,000	Tenet Healthcare Corp	6.750%	6/15/23	B–	992,500
1,750	Tenet Healthcare Corp	4.625%	7/15/24	BB–	1,714,878
200	Tenet Healthcare Corp, 144A	7.500%	4/01/25	BB–	212,500
14,175	Total Health Care Providers & Services				14,389,914

	Health Care Technology – 0.2%

2,295	Exela Intermediate LLC / Exela Finance Inc, 144A	10.000%	7/15/23	CCC–	556,538

	Hotels, Restaurants & Leisure – 4.7%

400	Boyd Gaming Corp, 144A	8.625%	6/01/25	B–	418,000
1,100	Cedar Fair LP / Canada’s Wonderland Co / Magnum Management Corp / Millennium Op, 144A	5.500%	5/01/25	Ba2	1,105,500
100	Hilton Domestic Operating Co Inc, 144A	5.375%	5/01/25	BB	99,625
100	Hilton Domestic Operating Co Inc, 144A	5.750%	5/01/28	BB	101,000
2,000	International Game Technology PLC, 144A	6.250%	1/15/27	BB	2,040,000
400	International Game Technology PLC, 144A	5.250%	1/15/29	BB	389,000
200	MGM China Holdings Ltd, 144A	5.250%	6/18/25	BB–	204,000
1,175	MGM China Holdings Ltd, 144A	5.875%	5/15/26	BB–	1,209,897
2,160	MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc	4.500%	1/15/28	BB+	2,103,365
1,200	Sands China Ltd, 144A	4.375%	6/18/30	Baa2	1,248,384
2,000	Scientific Games International Inc, 144A	5.000%	10/15/25	B+	1,846,520
225	Scientific Games International Inc, 144A	7.000%	5/15/28	B–	180,000
200	Scientific Games International Inc, 144A	7.250%	11/15/29	B–	160,000
1,500	Stars Group Holdings BV / Stars Group US Co-Borrower LLC, 144A	7.000%	7/15/26	Ba2	1,581,180
1,500	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp, 144A	5.250%	5/15/27	BB–	1,296,750
250	Wynn Macau Ltd, 144A	5.500%	1/15/26	BB–	246,948
2,000	Wynn Macau Ltd, 144A	5.500%	10/01/27	BB–	1,980,000
100	Yum! Brands Inc, 144A	7.750%	4/01/25	B+	107,875
16,610	Total Hotels, Restaurants & Leisure				16,318,044

	Household Durables – 0.7%

750	M/I Homes Inc	5.625%	8/01/25	BB–	757,500
1,750	TRI Pointe Group Inc	5.250%	6/01/27	BB–	1,741,250
2,500	Total Household Durables				2,498,750

	Independent Power & Renewable Electricity Producers – 0.3%

425	AES Corp, 144A, (3)	3.950%	7/15/30	BBB	449,437
600	Azure Power Solar Energy Pvt Ltd, 144A	5.650%	12/24/24	Ba1	604,050
1,025	Total Independent Power & Renewable Electricity Producers				1,053,487

	Industrial Conglomerates – 0.1%

425	Stena International SA, 144A	6.125%	2/01/25	BB–	405,875

	Insurance – 1.1%

1,125	Acrisure LLC / Acrisure Finance Inc, 144A	10.125%	8/01/26	CCC+	1,209,375
2,000	Genworth Holdings Inc	4.800%	2/15/24	B–	1,595,000

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Insurance (continued)

$1,000	Nationstar Mortgage Holdings Inc, 144A	9.125%	7/15/26	B	$1,056,870
4,125	Total Insurance				3,861,245

	IT Services – 0.1%

250	Science Applications International Corp, 144A	4.875%	4/01/28	BB–	249,215

	Leisure Products – 0.9%

3,100	Mattel Inc, 144A	6.750%	12/31/25	B+	3,216,250

	Machinery – 2.2%

1,500	Dana Financing Luxembourg Sarl, 144A	6.500%	6/01/26	BB+	1,552,500
1,000	Maxim Crane Works Holdings Capital LLC, 144A	10.125%	8/01/24	B–	983,450
1,880	Mueller Water Products Inc, 144A	5.500%	6/15/26	BB	1,945,800
425	Navistar International Corp, 144A	9.500%	5/01/25	BB–	455,281
2,000	Navistar International Corp, 144A	6.625%	11/01/25	B3	1,895,000
1,000	Titan Acquisition Ltd / Titan Co-Borrower LLC, 144A	7.750%	4/15/26	CCC	946,250
7,805	Total Machinery				7,778,281

	Media – 8.1%

3,250	Altice France SA/France, 144A	7.375%	5/01/26	B	3,392,805
2,000	AMC Networks Inc	4.750%	8/01/25	BB	1,965,000
2,000	CCO Holdings LLC / CCO Holdings Capital Corp, 144A	5.500%	5/01/26	BB+	2,072,500
100	CCO Holdings LLC / CCO Holdings Capital Corp, 144A	4.500%	8/15/30	BB	102,050
1,250	CSC Holdings LLC, 144A	5.375%	2/01/28	BB	1,306,250
1,250	DISH DBS Corp	5.875%	11/15/24	B2	1,242,587
1,250	DISH DBS Corp	7.750%	7/01/26	B2	1,325,137
2,000	Entercom Media Corp, 144A	7.250%	11/01/24	CCC+	1,740,000
100	Entercom Media Corp, 144A	6.500%	5/01/27	B–	89,750
900	Lamar Media Corp, 144A	4.875%	1/15/29	BB–	904,500
796	Meredith Corp	6.875%	2/01/26	CCC+	659,892
2,500	Nielsen Finance LLC / Nielsen Finance Co, 144A	5.000%	4/15/22	BB–	2,493,000
250	Scripps Escrow Inc, 144A	5.875%	7/15/27	B	236,875
3,000	Sirius XM Radio Inc, 144A	5.000%	8/01/27	BB	3,077,460
2,700	Terrier Media Buyer Inc, 144A	8.875%	12/15/27	CCC+	2,588,625
2,500	UPC Holding BV, 144A	5.500%	1/15/28	B	2,410,250
2,250	Urban One Inc, 144A	7.375%	4/15/22	B2	2,002,500
925	Virgin Media Secured Finance PLC, 144A	5.500%	5/15/29	BB+	974,848
29,021	Total Media				28,584,029

	Metals & Mining – 6.0%

2,750	Alcoa Nederland Holding BV, 144A	6.125%	5/15/28	BB+	2,817,045
3,000	AngloGold Ashanti Holdings PLC	6.500%	4/15/40	Baa3	3,441,774
375	Arconic Corp, 144A	6.000%	5/15/25	BB+	385,781
565	Century Aluminum Co, 144A	7.500%	6/01/21	B	565,452
875	Cleveland-Cliffs Inc, 144A	9.875%	10/17/25	B	917,831
1,000	Commercial Metals Co	5.375%	7/15/27	BB+	1,012,500
1,000	Constellium SE, 144A	6.625%	3/01/25	B	1,011,270
1,000	First Quantum Minerals Ltd, 144A	7.500%	4/01/25	B3	957,500
2,000	First Quantum Minerals Ltd, 144A	6.875%	3/01/26	B–	1,895,000
1,500	Freeport-McMoRan Inc	5.400%	11/14/34	Ba1	1,482,656
2,000	Gold Fields Orogen Holdings BVI Ltd, 144A	6.125%	5/15/29	Baa3	2,282,600
950	Nexa Resources SA, 144A	6.500%	1/18/28	BBB–	962,350
1,500	Tronox Inc, 144A	6.500%	4/15/26	B	1,402,500
1,485	Vale Overseas Ltd	6.875%	11/10/39	BBB–	1,937,940
20,000	Total Metals & Mining				21,072,199

	Mortgage Real Estate Investment Trust – 0.1%

575	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp, 144A	4.250%	2/01/27	BB+	460,000

JGH	Nuveen Global High Income Fund (continued)
Portfolio of Investments June 30, 2020
(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Oil, Gas & Consumable Fuels – 13.3%

$1,500	Calumet Specialty Products Partners LP / Calumet Finance Corp	7.750%	4/15/23	B–	$1,395,000
400	Continental Resources Inc	5.000%	9/15/22	BBB–	393,676
1,600	Continental Resources, Inc	4.500%	4/15/23	BBB–	1,528,352
1,875	Cosan Ltd, 144A	5.500%	9/20/29	BB	1,776,563
1,900	Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp, 144A	5.625%	5/01/27	BB–	1,584,011
1,150	Denbury Resources Inc, 144A	9.000%	5/15/21	B	445,625
2,900	Denbury Resources Inc, 144A	7.750%	2/15/24	B	1,102,000
950	Ecopetrol SA	6.875%	4/29/30	BBB–	1,093,450
1,150	Enviva Partners LP / Enviva Partners Finance Corp, 144A	6.500%	1/15/26	BB–	1,196,000
500	Genesis Energy LP / Genesis Energy Finance Corp	6.500%	10/01/25	B+	427,500
125	Global Partners LP / GLP Finance Corp	7.000%	8/01/27	B+	115,625
1,750	Medco Oak Tree Pte Ltd, 144A	7.375%	5/14/26	B1	1,621,708
2,500	Moss Creek Resources Holdings Inc, 144A	10.500%	5/15/27	B–	1,325,000
1,600	Murphy Oil Corp	5.875%	12/01/27	BB+	1,408,000
2,000	Oasis Petroleum Inc, 144A	6.250%	5/01/26	CCC+	330,000
3,000	Occidental Petroleum Corp	2.900%	8/15/24	BB+	2,565,000
350	ONEOK Inc, (3)	5.850%	1/15/26	BBB	399,668
925	ONEOK Inc, (3)	6.350%	1/15/31	BBB	1,082,565
1,000	Parkland Corp/Canada, 144A	5.875%	7/15/27	BB	1,037,500
2,095	PBF Holding Co LLC / PBF Finance Corp	7.250%	6/15/25	BB	1,901,213
2,175	Peabody Energy Corp, 144A	6.375%	3/31/25	BB–	1,152,750
625	Pertamina Persero PT, 144A	4.700%	7/30/49	Baa2	673,539
700	Petrobras Global Finance BV	6.900%	3/19/49	Ba2	736,750
1,929	Petrobras Global Finance BV, 144A	5.093%	1/15/30	Ba2	1,921,284
2,000	Petroleos Mexicanos	5.350%	2/12/28	BBB	1,680,000
3,146	Petroleos Mexicanos, 144A	6.490%	1/23/27	BBB	2,871,952
1,230	Range Resources Corp, 144A	9.250%	2/01/26	B+	1,105,844
3,000	Southwestern Energy Co	7.500%	4/01/26	BB	2,625,900
2,000	Sunoco LP / Sunoco Finance Corp	4.875%	1/15/23	BB	1,970,000
1,000	Sunoco LP / Sunoco Finance Corp	6.000%	4/15/27	BB	990,000
1,800	Targa Resources Partners LP / Targa Resources Partners Finance Corp	5.875%	4/15/26	BB	1,782,000
1,000	TransMontaigne Partners LP / TLP Finance Corp	6.125%	2/15/26	BB	965,000
2,200	Tullow Oil PLC, 144A	6.250%	4/15/22	CCC+	1,606,000
3,000	USA Compression Partners LP / USA Compression Finance Corp	6.875%	9/01/27	BB–	2,849,400
1,000	WPX Energy Inc	5.750%	6/01/26	BBB–	970,000
56,075	Total Oil, Gas & Consumable Fuels				46,628,875

	Paper & Forest Products – 0.7%

400	Inversiones CMPC SA, 144A	3.850%	1/13/30	BBB	408,200
2,000	Suzano Austria GmbH	5.000%	1/15/30	BBB–	2,026,000
2,400	Total Paper & Forest Products				2,434,200

	Pharmaceuticals – 2.2%

425	Bausch Health Americas Inc, 144A	8.500%	1/31/27	B	451,031
139	Bausch Health Cos Inc, 144A	5.875%	5/15/23	B	138,653
1,000	Bausch Health Cos Inc, 144A	5.500%	11/01/25	BB	1,022,060
750	Bausch Health Cos Inc, 144A	7.000%	1/15/28	B	772,500
1,100	Bausch Health Cos Inc, 144A	6.250%	2/15/29	B	1,105,500
450	Bausch Health Cos Inc, 144A	5.250%	1/30/30	B	426,938
200	Horizon Therapeutics USA Inc, 144A	5.500%	8/01/27	Ba3	208,074
1,500	Par Pharmaceutical Inc, 144A	7.500%	4/01/27	B+	1,539,300
2,000	Teva Pharmaceutical Finance Netherlands III BV	6.750%	3/01/28	BB	2,113,760
7,564	Total Pharmaceuticals				7,777,816

	Real Estate Management & Development – 0.7%

2,750	Hunt Cos Inc, 144A	6.250%	2/15/26	BB–	2,502,500

	Road & Rail – 0.9%

170	Avolon Holdings Funding Ltd, 144A	5.250%	5/15/24	BBB–	155,217
1,000	Rumo Luxembourg Sarl, 144A, (WI/DD)	5.250%	1/10/28	BB–	1,000,000

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Road & Rail (continued)

$2,000	United Rentals North America Inc	4.875%	1/15/28	BB–	$2,050,000
3,170	Total Road & Rail				3,205,217

	Software – 0.3%

925	SS&C Technologies Inc, 144A	5.500%	9/30/27	B+	942,011

	Specialty Retail – 3.1%

175	L Brands Inc, 144A	6.875%	7/01/25	BB	180,688
1,500	PetSmart Inc, 144A	5.875%	6/01/25	B	1,502,812
4,000	PetSmart Inc, 144A	8.875%	6/01/25	CCC+	3,999,840
1,750	PGT Innovations Inc, 144A	6.750%	8/01/26	B+	1,767,500
1,000	Sonic Automotive Inc	6.125%	3/15/27	B+	990,000
1,500	Staples Inc, 144A	7.500%	4/15/26	B1	1,178,625
2,100	Staples Inc, 144A	10.750%	4/15/27	B3	1,280,769
12,025	Total Specialty Retail				10,900,234

	Technology Hardware, Storage & Peripherals – 1.4%

1,050	Dell International LLC / EMC Corp, 144A, (3)	5.850%	7/15/25	BBB–	1,206,283
755	Seagate HDD Cayman	4.875%	6/01/27	Baa3	818,681
817	Seagate HDD Cayman, 144A	4.091%	6/01/29	Baa3	854,469
2,000	Western Digital Corp	4.750%	2/15/26	Baa3	2,070,000
4,622	Total Technology Hardware, Storage & Peripherals				4,949,433

	Thrifts & Mortgage Finance – 0.4%

1,750	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp, 144A	5.250%	10/01/25	BB+	1,509,743

	Trading Companies & Distributors – 0.9%

1,000	Beacon Roofing Supply Inc, 144A	4.875%	11/01/25	B–	892,500
1,500	H&E Equipment Services Inc	5.625%	9/01/25	BB–	1,514,685
600	WESCO Distribution Inc, 144A	7.250%	6/15/28	BB–	632,742
3,100	Total Trading Companies & Distributors				3,039,927

	Transportation Infrastructure – 0.7%

975	Adani Ports & Special Economic Zone Ltd, 144A	4.375%	7/03/29	BBB–	951,888
1,500	Aeropuertos Dominicanos Siglo XXI SA, 144A	6.750%	3/30/29	Ba3	1,352,550
2,475	Total Transportation Infrastructure				2,304,438

	Utility – 0.4%

1,500	Calpine Corp, 144A	5.250%	6/01/26	BB+	1,514,565

	Wireless Telecommunication Services – 3.8%

1,900	C&W Senior Financing DAC, 144A	6.875%	9/15/27	B+	1,881,931
2,750	Hughes Satellite Systems Corp	6.625%	8/01/26	BB	2,854,170
2,150	Level 3 Financing Inc	5.250%	3/15/26	BB	2,215,252
1,500	Millicom International Cellular SA, 144A	5.125%	1/15/28	BB+	1,507,800
2,000	Oztel Holdings SPC Ltd, 144A	6.625%	4/24/28	BB	1,973,608
1,000	Sprint Corp	7.625%	3/01/26	BB+	1,180,370
1,465	T-Mobile USA Inc, 144A, (3)	4.375%	4/15/40	BBB–	1,694,595
12,765	Total Wireless Telecommunication Services				13,307,726
$360,411	Total Corporate Bonds (cost $355,691,768)				342,630,873

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	SOVEREIGN DEBT – 14.7% (10.7% of Total Investments)

	Angola – 0.6%

$1,500	Angolan Government International Bond, 144A	8.250%	5/09/28	B3	$1,230,000
900	Angolan Government International Bond, 144A	8.000%	11/26/29	B3	738,000
2,400	Total Angola				1,968,000

JGH	Nuveen Global High Income Fund (continued)
Portfolio of Investments June 30, 2020
(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Argentina – 0.3%

$300	Argentine Republic Government International Bond	6.875%	4/22/21	D	$125,550
2,350	Argentine Republic Government International Bond	7.500%	4/22/26	D	951,750
2,650	Total Argentina				1,077,300

	Bahrain – 0.6%

2,000	Bahrain Government International Bond, 144A	7.000%	10/12/28	BB–	2,227,276

	Belarus – 0.4%

1,500	Republic of Belarus Ministry of Finance, 144A	5.875%	2/24/26	B	1,452,300

	Costa Rica – 0.8%

3,300	Costa Rica Government International Bond, 144A	6.125%	2/19/31	B	2,849,550

	Dominican Republic – 1.2%

3,000	Dominican Republic International Bond, 144A	5.500%	1/27/25	BB–	3,034,500
1,000	Dominican Republic International Bond, 144A	6.875%	1/29/26	BB–	1,048,000
4,000	Total Dominican Republic				4,082,500

	Ecuador – 0.2%

1,500	Ecuador Government International Bond, 144A, (12)	10.650%	1/31/29	D	617,250

	Egypt – 0.9%

1,300	Egypt Government International Bond, 144A	5.875%	6/11/25	B+	1,306,500
1,800	Egypt Government International Bond, 144A	7.053%	1/15/32	B+	1,705,500
3,100	Total Egypt				3,012,000

	El Salvador – 0.7%

2,100	El Salvador Government International Bond, 144A	7.750%	1/24/23	B–	1,960,350
725	El Salvador Government International Bond, 144A	7.650%	6/15/35	B+	628,938
2,825	Total El Salvador				2,589,288

	Ghana – 0.9%

3,325	Ghana Government International Bond, 144A	8.125%	3/26/32	B	3,120,512

	Guatemala – 1.0%

700	Guatemala Government Bond, 144A	4.375%	6/05/27	Ba1	724,500
2,350	Guatemala Government Bond, 144A	6.125%	6/01/50	Ba1	2,717,775
3,050	Total Guatemala				3,442,275

	Honduras – 0.9%

1,000	Honduras Government International Bond, 144A	8.750%	12/16/20	BB–	1,017,000
2,000	Honduras Government International Bond, 144A	6.250%	1/19/27	BB–	2,129,000
3,000	Total Honduras				3,146,000

	Iraq – 0.5%

2,000	Iraq International Bond, 144A	5.800%	1/15/28	N/R	1,800,000

	Jamaica – 0.6%

1,700	Jamaica Government International Bond	7.875%	7/28/45	B+	2,076,550

	Jordan – 0.4%

1,500	Jordan Government International Bond, 144A	5.750%	1/31/27	B+	1,552,860

	Kenya – 0.6%

2,000	Kenya Government International Bond, 144A	7.000%	5/22/27	B+	1,970,000

	Namibia – 0.4%

1,500	Namibia International Bonds, 144A	5.250%	10/29/25	Ba2	1,520,865

	Nigeria – 0.7%

1,000	Nigeria Government International Bond, 144A	7.625%	11/21/25	B2	1,018,950
1,425	Nigeria Government International Bond, 144A	7.875%	2/16/32	B2	1,339,842
2,425	Total Nigeria				2,358,792

Principal Amount (000)	Description (1)	Coupon			Maturity	Ratings (2)	Value

	Oman – 0.7%

$1,000	Oman Government International Bond, 144A	4.750%			6/15/26	BB	$923,640
1,500	Oman Government International Bond, 144A	6.000%			8/01/29	BB	1,395,120
2,500	Total Oman						2,318,760

	Pakistan – 0.4%

1,450	Pakistan Government International Bond, 144A	6.875%			12/05/27	B–	1,426,292

	Senegal – 0.4%

1,500	Senegal Government International Bond, 144A	6.250%			5/23/33	Ba3	1,526,370

	Sri Lanka – 0.6%

3,000	Sri Lanka Government International Bond, 144A	6.125%			6/03/25	B2	1,995,058

	Turkey – 0.5%

1,800	Turkey Government International Bond	5.750%			3/22/24	BB–	1,785,406

	Ukraine – 0.4%

1,425	Ukraine Government International Bond, 144A	7.750%			9/01/25	B	1,485,004
$55,450	Total Sovereign Debt (cost $56,633,278)						51,400,208

Principal Amount (000)	Description (1)	Coupon (4)	Reference Rate (4)	Spread (4)	Maturity (5)	Ratings (2)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 7.3% (5.3% of Total Investments) (4)

	Auto Components – 0.4%

$1,629	Autokiniton US Holdings, Inc., Term Loan	5.928%	1-Month LIBOR	5.750%	5/22/25	B	$1,551,980

	Commercial Services & Supplies – 0.3%

985	Packers Holdings, LLC, 2017 Term Loan B	4.000%	1-Month LIBOR	3.000%	12/04/24	B+	949,394

	Containers & Packaging – 1.0%

1,716	Plaze, Inc., 2019 Term Loan B	4.572%	3-Month LIBOR	3.500%	8/03/26	B3	1,634,847
1,816	Pregis TopCo Corporation, 1st Lien Term Loan	4.178%	1-Month LIBOR	4.000%	8/01/26	B	1,758,748
3,532	Total Containers & Packaging						3,393,595

	Electronic Equipment, Instruments & Components – 0.5%

1,836	II-VI Incorporated, Term Loan B	3.607%	1-Week LIBOR	3.500%	9/24/26	BB+	1,791,755

	Food Products – 0.0%

100	Froneri International Ltd., 2020 USD 2nd Lien Term Loan	5.928%	1-Month LIBOR	5.750%	1/31/28	B–	96,750

	Health Care Equipment & Supplies – 0.5%

1,975	Auris Luxembourg III S.a.r.l., 2019 USD Term Loan B2	3.928%	1-Month LIBOR	3.750%	2/21/26	B+	1,737,875

	Health Care Providers & Services – 1.0%

1,990	Gentiva Health Services, Inc.	3.438%	1-Month LIBOR	3.250%	7/02/25	B1	1,935,238
1,755	RegionalCare Hospital Partners Holdings, Inc., 2018 Term Loan B	3.928%	1-Month LIBOR	3.750%	11/16/25	B+	1,650,185
3,745	Total Health Care Providers & Services						3,585,423

	Industrial Conglomerates – 0.7%

2,630	U.S. Renal Care, Inc., 2019 Term Loan B	5.178%	1-Month LIBOR	5.000%	6/26/26	B2	2,537,702

	Insurance – 0.5%

1,000	Asurion LLC, 2017 2nd Lien Term Loan	6.678%	1-Month LIBOR	6.500%	8/04/25	B	997,500
672	Hub International Limited, 2019 Incremental Term Loan B	5.000%	3-Month LIBOR	4.000%	4/25/25	B	663,566
1,672	Total Insurance						1,661,066

JGH	Nuveen Global High Income Fund (continued)
Portfolio of Investments June 30, 2020
(Unaudited)

Principal Amount (000)	Description (1)	Coupon (4)	Reference Rate (4)	Spread (4)	Maturity (5)	Ratings (2)	Value

	IT Services – 0.5%

$1,975	NeuStar, Inc., Term Loan B5	4.808%	3-Month LIBOR	4.500%	8/08/24	B+	$1,831,990

	Life Sciences Tools & Services – 0.3%

987	PetSmart, Inc., Non-Consenting Term Loan B	4.000%	3-Month LIBOR	3.000%	3/11/22	B	959,051

	Oil, Gas & Consumable Fuels – 0.2%

599	Buckeye Partners, L.P., 2019 Term Loan B	2.923%	1-Month LIBOR	2.750%	11/01/26	BBB–	575,308

	Paper & Forest Products – 0.3%

1,196	Clearwater Paper Corporation, Term Loan B	4.250%	3-Month LIBOR	3.250%	7/26/26	BB+	1,190,269

	Pharmaceuticals – 0.4%

1,492	Endo Luxembourg Finance Company I S.a r.l., 2017 Term Loan B	5.000%	1-Month LIBOR	4.250%	4/29/24	B+	1,416,058

	Semiconductors & Semiconductor Equipment – 0.1%

467	Ultra Clean Holdings, Inc, Term Loan B	4.678%	1-Month LIBOR	4.500%	8/27/25	B+	458,043

	Software – 0.6%

1,985	Sirius Computer Solutions, Inc., 2020 Term Loan	3.678%	1-Month LIBOR	3.500%	7/01/26	Ba3	1,934,395
$26,805	Total Variable Rate Senior Loan Interests (cost $26,448,214)						25,670,654

Principal Amount (000)	Description (1), (6)	Coupon			Maturity	Ratings (2)	Value

	CONTINGENT CAPITAL SECURITIES – 7.0% (5.1% of Total Investments)

	Banks – 5.5%

$1,400	Banco Bilbao Vizcaya Argentaria SA	6.500%			N/A (7)	Ba2	$1,351,000
1,980	Banco Mercantil del Norte SA/Grand Cayman, 144A	6.750%			N/A (7)	Ba2	1,872,209
1,000	Bancolombia SA	4.625%			12/18/29	BB	942,500
2,000	Barclays PLC	7.750%			N/A (7)	BBB–	2,032,500
2,000	BNP Paribas SA, 144A	6.625%			N/A (7)	BBB	2,040,000
2,215	Credit Agricole SA, 144A	8.125%			N/A (7)	BBB	2,527,868
925	Intesa Sanpaolo SpA, 144A	7.700%			N/A (7)	BB–	923,844
1,500	Lloyds Banking Group PLC	7.500%			N/A (7)	Baa3	1,555,950
2,000	Macquarie Bank Ltd/London, 144A	6.125%			N/A (7)	BB+	1,980,000
2,000	Royal Bank of Scotland Group PLC	8.625%			N/A (7)	BBB–	2,079,500
1,210	Societe Generale SA, 144A	6.750%			N/A (7)	BB	1,203,950
935	UniCredit SpA	8.000%			6/03/69	B+	935,000
19,165	Total Banks						19,444,321

	Capital Markets – 1.5%

1,500	Credit Suisse Group AG, 144A	7.500%			N/A (7)	BB+	1,558,365
1,500	Credit Suisse Group AG, 144A	6.375%			N/A (7)	BB+	1,523,250
2,000	UBS Group AG, 144A	7.000%			N/A (7)	BBB	2,077,500
5,000	Total Capital Markets						5,159,115
$24,165	Total Contingent Capital Securities (cost $24,120,400)						24,603,436

Principal Amount (000)	Description (1)	Coupon			Maturity	Ratings (2)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 6.7% (4.9% of Total Investments)

	Automobiles – 0.4%

$1,500	General Motors Financial Co Inc	5.750%			N/A (7)	BB+	$1,321,875

	Banks – 1.3%

1,000	Bank of America Corp	6.100%			N/A (7)	BBB	1,055,000
1,500	Citigroup Inc	5.000%			N/A (7)	BBB–	1,411,958
2,000	Huntington Bancshares Inc/OH	5.625%			N/A (7)	Baa3	2,068,000
4,500	Total Banks						4,534,958

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Capital Markets – 0.6%

$1,500	Dresdner Funding Trust I, 144A	8.151%	6/30/31	Ba1	$2,052,072

	Food Products – 0.9%

1,500	Land O’ Lakes Inc, 144A	8.000%	N/A (7)	BB	1,455,000
2,000	Land O’ Lakes Inc, 144A	7.000%	N/A (7)	BB	1,802,500
3,500	Total Food Products				3,257,500

	Independent Power & Renewable Electricity Producers – 0.3%

1,000	AES Gener SA, 144A	7.125%	3/26/79	BB	1,032,045

	Insurance – 1.3%

1,750	Assurant Inc	7.000%	3/27/48	BB+	1,795,850
2,000	QBE Insurance Group Ltd	6.750%	12/02/44	BBB	2,207,000
500	QBE Insurance Group Ltd, 144A	5.875%	N/A (7)	Baa2	516,250
4,250	Total Insurance				4,519,100

	Oil, Gas & Consumable Fuels – 0.2%

2,000	EnLink Midstream Partners LP	6.000%	N/A (7)	Ba3	720,000

	Trading Companies & Distributors – 0.5%

2,500	AerCap Holdings NV	5.875%	10/10/79	BB+	1,774,250

	Wireless Telecommunication Services – 1.2%

2,000	Network i2i Ltd, 144A	5.650%	N/A (7)	BB	1,936,000
2,000	Vodafone Group PLC	7.000%	4/04/79	BB+	2,344,344
4,000	Total Wireless Telecommunication Services				4,280,344
$24,750	Total $1,000 Par (or similar) Institutional Preferred (cost $24,553,039)				23,492,144

Shares	Description (1)	Coupon		Ratings (2)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 0.9% (0.6% of Total Investments)

	Banks – 0.3%

35,000	Wintrust Financial Corp	6.875%		BB	$909,650

	Food Products – 0.3%

50,000	CHS Inc	7.100%		N/R	1,206,500

	Oil, Gas & Consumable Fuels – 0.3%

60,000	NuStar Energy LP	8.500%		B1	1,036,200
	Total $25 Par (or similar) Retail Preferred (cost $3,747,500)				3,152,350
	Total Long-Term Investments (cost $491,194,199)				470,949,665

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 3.1% (2.3% of Total Investments)

	REPURCHASE AGREEMENTS – 3.1% (2.3% of Total Investments)

$11,045	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/20, repurchase price $11,045,408, collateralized by $9,892,800 U.S. Treasury Notes, 2.875%, due 11/30/25, value $11,266,322	0.000%	7/01/20		$11,045,408
	Total Short-Term Investments (cost $11,045,408)				11,045,408
	Total Investments (cost $502,239,607) – 137.3%				481,995,073
	Borrowings – (37.4)% (8), (9)				(131,200,000)
	Other Assets Less Liabilities – 0.1% (10)				229,754
	Net Assets Applicable to Common Shares – 100%				$351,024,827

JGH	Nuveen Global High Income Fund (continued)
Portfolio of Investments June 30, 2020
(Unaudited)

Investments in Derivatives

Interest Rate Swaps – OTC Uncleared

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (11)	Optional Termination Date	Maturity Date	Value	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services LLC	$87,400,000	Receive	1-Month LIBOR	1.994%	Monthly	6/01/18	7/01/25	7/01/27	$(10,376,557)	$(10,376,557)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade.

(3)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(4)

Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(5)

Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(6)

Contingent Capital Securities (“CoCos”) are hybrid securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. For example, the terms may specify an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level.

(7)	Perpetual security. Maturity date is not applicable.

(8)	Borrowings as a percentage of Total Investments is 27.2%.

(9)

The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.

(10)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(11)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

(12)	Defaulted Security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

LIBOR	London Inter-Bank Offered Rate

PIK

Payment-in-Kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Statement of Assets and Liabilities

June 30, 2020

(Unaudited)

Assets
Long-term investments, at value (cost $491,194,199)	$470,949,665
Short-term investments, at value (cost approximates value)	11,045,408
Cash	170,807
Cash collateral at broker for investments in swaps(1)	5,653,945
Receivable for:
Interest	7,672,188
Investments sold	3,267,546
Other assets	119,207
Total assets	498,878,766
Liabilities
Borrowings	131,200,000
Unrealized depreciation on interest rate swaps	10,376,557
Payable for:
Interest	1,938,913
Investments purchased – regular settlement	1,663,338
Investments purchased – when-issued/delayed-delivery settlement	2,000,000
Accrued expenses:
Interest on borrowings	121,839
Management fees	342,719
Trustees fees	87,203
Other	123,370
Total liabilities	147,853,939
Net assets applicable to common shares	$351,024,827
Common shares outstanding	23,177,393
Net asset value (“NAV”) per common share outstanding	$15.15
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$231,774
Paid-in surplus	484,641,133
Total distributable earnings	(133,848,080)
Net assets applicable to common shares	$351,024,827
Authorized common shares	Unlimited
(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives is in addition to the Fund’s securities pledged as collateral as noted in the Portfolio of Investments.

See accompanying notes to financial statements.

Statement of Operations

Ended June 30, 2020

(Unaudited)

Investment Income	$17,113,107
Expenses
Management fees	2,171,337
Interest expense	1,468,686
Custodian fees	61,676
Trustees fees	5,848
Professional fees	37,723
Shareholder reporting expenses	34,434
Shareholder servicing agent fees	256
Stock exchange listing fees	3,300
Investor relations expense	15,901
Other	12,955
Total expenses	3,812,116
Net investment income (loss)	13,300,991
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	(21,981,443)
Swaps	(273,574)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(39,001,032)
Swaps	(7,697,805)
Net realized and unrealized gain (loss)	(68,953,854)
Net increase (decrease) in net assets applicable to common shares from operations	$(55,652,863)

See accompanying notes to financial statements.

Statement of Changes in Net Assets

(Unaudited)

	Six Months Ended 6/30/20	Year Ended 12/31/19
Operations
Net investment income (loss)	$13,300,991	$27,681,653
Net realized gain (loss) from:
Investments and foreign currency	(21,981,443)	(6,538,706)
Forward foreign currency contracts	—	17,904
Futures contracts	—	(799,119)
Swaps	(273,574)	313,047
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(39,001,032)	61,781,621
Forward foreign currency contracts	—	(71,276)
Futures contracts	—	259,161
Swaps	(7,697,805)	(4,645,640)
Net increase (decrease) in net assets applicable to common shares from operations	(55,652,863)	77,998,645
Distributions to Common Shareholders
Dividends	(13,802,137)	(27,788,291)
Return of capital	—	(812,612)
Decrease in net assets applicable to common shares from distributions to common shareholders	(13,802,137)	(28,600,903)
Net increase (decrease) in net assets applicable to common shares	(69,455,000)	49,397,742
Net assets applicable to common shares at the beginning of period	420,479,827	371,082,085
Net assets applicable to common shares at the end of period	$351,024,827	$420,479,827

See accompanying notes to financial statements.

Statement of Cash Flows

Year Ended June 30, 2020

(Unaudited)

Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets Applicable to Common Shares from Operations	$(55,652,863)
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(83,586,072)
Proceeds from sales and maturities of investments	136,531,122
Proceeds from (Purchases of) short-term investments, net	(8,675,353)
Amortization (Accretion) of premiums and discounts, net	(191,442)
(Increase) Decrease in:
Receivable for interest	1,286,353
Receivable for investments sold	(872,477)
Other assets	41,391
Increase (Decrease) in:
Investments purchased – regular settlement	2,663,338
Investments purchased – when-issued/delayed delivery settlement	1,000,000
Accrued interest on borrowings	119,979
Accrued management fees	(84,431)
Accrued Trustees fees	(4,234)
Accrued other expenses	(65,993)
Net realized (gain) loss from investments and foreign currency	21,981,443
Change in net unrealized (appreciation) depreciation of:
Investments and foreign currency	39,001,032
Swaps	7,697,805
Net cash provided by (used in) operating activities	61,189,598
Cash Flows from Financing Activities:
Proceeds from borrowings	10,800,000
(Repayments of) borrowings	(54,800,000)
Cash distributions paid to common shareholders	(11,863,224)
Net cash provided by (used in) financing activities	(55,863,224)
Net Increase (Decrease) in Cash, Cash Denominated in Foreign Currencies and Cash Collateral at Brokers	5,326,374
Cash, cash denominated in foreign currencies, and cash collateral at brokers at the beginning of period	498,378
Cash, cash denominated in foreign currencies, and cash collateral at brokers at the end of period	$5,824,752

Supplemental Disclosure of Cash Flow Information
Cash paid for interest on borrowings (excluding borrowing costs)	$1,303,953

See accompanying notes to financial statements.

THIS PAGE INTENTIONALLY LEFT BLANK

Financial Highlights

(Unaudited)

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders				Discounts from Common Shares		Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Repurchased and Retired	Repurchased and Retired through Tender Offer	Ending NAV	Ending Share Price
Year Ended 12/31:
2020(e)	$18.14	$0.57	$(2.96)	$(2.39)	$(0.60)	$—	$—	$(0.60)	$—	$—	$15.15	$13.25
2019	16.01	1.19	2.17	3.36	(1.20)	—	(0.03)	(1.23)	—	—	18.14	16.38
2018	18.51	1.26	(2.42)	(1.16)	(1.27)	—	(0.08)	(1.35)	0.01	—	16.01	13.65
2017	17.82	1.42	0.71	2.13	(1.34)	—	(0.10)	(1.44)	—	—	18.51	16.91
2016	16.05	1.47	1.83	3.30	(1.51)	—	(0.03)	(1.54)	0.01	—	17.82	15.99
2015	19.46	1.58	(3.64)	(2.06)	(1.23)	—	(0.34)	(1.57)	0.09	0.13	16.05	13.74

	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Year Ended 12/31:
2020(e)	$131,200	$3,675
2019	175,200	3,400
2018	175,200	3,118
2017	175,200	3,455
2016	164,800	3,513
2015	170,500	3,196

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(c)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income		Portfolio Turnover Rate(d)

(13.16)%	(15.45)%	$351,025	2.11	%*	7.36	%*	17%
21.54	29.93	420,480	2.64		6.84		43
(6.67)	(11.97)	371,082	2.51		7.10		61
12.25	15.14	430,058	2.08		7.70		77
21.85	29.26	414,084	1.97		8.91		49
(10.36)	(12.07)	374,403	1.86		8.36		61

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per common share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per common share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)	•	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings, (as described in Note 8 – Borrowing Arrangements).
	•	Each ratio includes the effect of all interest expense paid and other costs related to borrowings as follows:

Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares
Year Ended 12/31:
2020(e)	0.81	%*
2019	1.33
2018	1.19
2017	0.78
2016	0.66
2015	0.49

(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives divided by the average long-term market value during the period.

(e)	For the six months ended June 30, 2020.
*	Annualized.

See accompanying notes to financial statements.

Notes to Financial Statements

(Unaudited)

1. General Information

Fund Information

Nuveen Global High Income Fund (the “Fund”) is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a diversified closed-end management investment company. The Fund’s common shares are listed on the New York Stock Exchange (“NYSE”) and trade under the ticker symbol “JGH.” The Fund was organized as a Massachusetts business trust on August 5, 2014.

The end of the reporting period for the Fund is June 30, 2020, and the period covered by these Notes to Financial Statements is the six months ended June 30, 2020 (the “current fiscal period”).

Investment Adviser and Sub-Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolio of the Fund.

Other Matters

The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Fund’s normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

2. Significant Accounting Policies

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services – Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Fund.

Compensation

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Fund’s Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Distributions to Common Shareholders

Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Foreign Currency Transactions and Translation

To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Fund are maintained in U.S. dollars. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollars at the end of each day. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized foreign currency gains and losses resulting from changes in exchange rates associated with (i) foreign currency, (ii) investments and (iii) derivatives include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

As of the end of the reporting period, the Fund’s investments in non-U.S. securities were as follows:

	Value	% of Total Investments
Country:
United Kingdom	$17,303,601	3.6%
Mexico	15,660,361	3.3
Brazil	12,851,537	2.7
Canada	9,033,517	1.9
France	7,124,368	1.5
Italy	6,667,844	1.4
Luxembourg	6,436,930	1.3
Colombia	6,371,575	1.3
Germany	6,349,384	1.3
Netherlands	5,904,188	1.2
India	5,837,563	1.2
South Africa	5,724,374	1.2
Ireland	5,696,181	1.2
Australia	5,195,550	1.1
Switzerland	5,159,115	1.1
Ghana	4,726,512	1.0
Other	73,958,898	15.2
Total non-U.S. securities	$200,001,498	41.5%

Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Investments and Investment Income

Securities transactions are accounted for as of the trade date for financial reporting purposes. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes and, is recorded on an accrual basis. Investment income also reflects payment-in-kind (“PIK”) interest and fee income, if any. PIK interest represents income received in the form of securities in lieu of cash. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received.

Notes to Financial Statements (continued)

(Unaudited)

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.

New Accounting Pronouncements and Rule Issuances

Fair Value Measurement: Disclosure Framework

During August 2018, the FASB issued Accounting Standards Update (“ASU”) 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has early implemented this guidance and it did not have a material impact on the Fund’s financial statements.

Reference Rate Reform

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Fund may elect to apply the optional expedients as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the optional expedients, but is currently assessing the impact of the ASU’s adoption to the Fund’s financial statements and various filings.

3. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

The Fund’s investments in securities are recorded at their estimated fair value. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Like most fixed-income securities, the senior and subordinated loans in which the Fund invests are not listed on an organized exchange. The secondary market of such investments may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior and subordinated loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan. These securities are generally classified as Level 2.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above, and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s common shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund’s NAV is determined, or if under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Corporate Bonds	$—	$342,630,873	$—	$342,630,873
Sovereign Debt	—	51,400,208	—	51,400,208
Variable Rate Senior Loan Interests	—	25,670,654	—	25,670,654
Contingent Capital Securities	—	24,603,436	—	24,603,436
$1,000 Par (or similar) Institutional Preferred	—	23,492,144	—	23,492,144
$25 Par (or similar) Retail Preferred	3,152,350	—	—	3,152,350

Short-Term Investments:
Repurchase Agreements	—	11,045,408	—	11,045,408

Investments in Derivatives:
Interest Rate Swaps**	—	(10,376,557)	—	(10,376,557)
Total	$3,152,350	$468,466,166	$—	$471,618,516
*	Refer to the Fund’s Portfolio of Investments for industry and country classifications, where applicable.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

Notes to Financial Statements (continued)

(Unaudited)

4. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Unfunded Commitments

Pursuant to the terms of certain of the variable rate senior loan agreements, the Fund may have unfunded senior loan commitments. The Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. As of the end of the reporting period, the Fund had no such outstanding unfunded senior loan commitments.

Participation Commitments

With respect to the senior loans held in the Fund’s portfolio, the Fund may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If the Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Fund not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. As of the end of the reporting period, the Fund had no such outstanding participation commitments.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$11,045,408	$(11,045,408)	$—
*

As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions) during the current fiscal period aggregated $83,586,072 and $136,531,122, respectively.

The Fund may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed-delivery purchase commitments. If the Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. The Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Interest Rate Swap Contracts

Interest rate swap contracts involve the Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve the Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”).

The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an over-the-counter (“OTC”) swap that is not cleared through a clearing house (“OTC Uncleared”), the amount recorded on these transactions is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps.”

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers for investments in swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps” as described in the preceding paragraph.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums received and/or paid” on the Statement of Assets and Liabilities.

During the current fiscal period, the Fund continued to use interest rate swap contracts to partially hedge its future interest cost of leverage, which is through the use of bank borrowings.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

Average notional amount of interest rate swap contracts outstanding*	$87,400,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Interest rate	Swaps (OTC Uncleared)	—	$—	Unrealized depreciation on interest rate swaps**	$(10,376,557)
**

Some swaps contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities, when applicable, and is not reflected in the cumulative unrealized appreciation (depreciation) presented above.

Notes to Financial Statements (continued)

(Unaudited)

The following table presents the swap contracts subject to netting agreements and the collateral delivered related to those swap contracts as of the end of the reporting period.

				Gross Amount Net Offset on the Statement of Assets and Liabilities
Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps***	Gross Unrealized (Depreciation) on Interest Rate Swaps***	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Interest Rate Swaps Premiums Paid	Collateral Pledged to (from) Counterparty	Net Exposure
Morgan Stanley Capital Services LLC	$—	$(10,376,557)	$(10,376,557)	$—	$10,097,162	$(279,395)
***	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Interest rate	Swaps	$(273,574)	$(7,697,805)

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates its carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

5. Fund Shares

Common Share Transactions

The Fund did not have any transactions in common shares during the current and prior fiscal periods.

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment company taxable income to common shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to common shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to recognition of premium amortization and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.

The table below presents the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, as determined on a federal income tax basis, as of June 30, 2020.

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

Tax cost of investments	$502,784,238
Gross unrealized:
Appreciation	$13,482,177
Depreciation	(44,647,899)
Net unrealized appreciation (depreciation) of investments	$(31,165,722)
Permanent differences, primarily due to foreign currency transactions, treatment of notional principal contracts, complex securities character adjustments, and bond premium amortization adjustments, resulted in reclassifications among the Fund’s components of net assets as of December 31, 2019, the Fund’s last tax year end.
The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2019, the Fund’s last tax year end, were as follows:
Undistributed net ordinary income	$—
Undistributed net long-term capital gains	—
The tax character of distributions paid during the Fund’s last tax year ended December 31, 2019 was designated for purposes of the dividends paid deduction as follows:
Distributions from net ordinary income¹	$27,788,291
Distributions from net long-term capital gains	—
Return of capital	812,612

[1] Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
As of December 31, 2019, the Fund’s last tax year end, the Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.
Not subject to expiration:
Short-term	$22,644,386
Long-term	57,014,873
Total	$79,659,259

7. Management Fees

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	0.7000%
For the next $500 million	0.6750
For the next $500 million	0.6500
For the next $500 million	0.6250
For managed assets over $2 billion	0.6000

Notes to Financial Statements (continued)

(Unaudited)

The annual complex-level fee, payable monthly, is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*

For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of June 30, 2020, the complex-level fee for the Fund was 0.1582%.

8. Borrowing Arrangements

Borrowings

The Fund has entered into a borrowing agreement as a means of leverage.

As of the end of the reporting period, the Fund has a $180,000,000 (maximum commitment amount) committed 364-day revolving line of credit (“Borrowings”), with its custodian bank. As of the end of the reporting period, the outstanding balance on these Borrowings was $131,200,000.

Interest is charged on the Borrowings drawn amount at a rate per annum equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 0.70% or (b) Federal Funds rate plus 0.70%. The Fund also accrued a 0.15% per annum commitment fee based on the undrawn balance based on the maximum commitment amount of the Borrowings to the extent the unused portion of the Borrowings is less than 50% of the maximum commitment amount otherwise the per annum commitment fee is 0.25%.

During the current fiscal period, the average daily balance outstanding (which was for the entire current reporting period) and average annual interest rate on these Borrowings were $146,693,407 and 1.79%.

In order to maintain these Borrowings, the Fund must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by assets held in the Fund’s portfolio of investments.

Borrowings outstanding are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense and commitment fees are each recognized as a component of “Interest expense” on the Statement of Operations.

Inter-Fund Borrowing and Lending

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Fund covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During the current reporting period, the Fund did not enter into any inter-fund loan activity.

9. Subsequent Events

Borrowings

During July 2020, the Fund increased its outstanding balance on its Borrowings to $141,200,000.

Additional Fund Information

Board of Trustees*
Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	Judith M. Stockdale
Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert L. Young

*	Matthew Thornton III has been appointed to the Board of Trustees effective November 16, 2020.

Investment Adviser Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP One North Wacker Drive Chicago, IL 60606	Transfer Agent and Shareholder Services Computershare Trust Company, N.A. 150 Royall Street Canton, MA 02021 (800) 257-8787

Portfolio of Investments Information

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

The Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

JGH
Common shares repurchased	—

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report

∎

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

∎

Bloomberg Barclays Global High Yield Hedged Index: An unmanaged index considered representative of fixed-rate, non-investment grade debt of companies in the U.S., developed markets and emerging markets. Benchmark returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

Contingent Capital Securities (CoCos): CoCos are debt or capital securities of primarily non-U.S. issuers with loss absorption contingency mechanisms built into the terms of the security, for example a mandatory conversion into common stock of the issuer, or a principal write-down, which if triggered would likely cause the CoCos investment to lose value. Loss absorption mechanisms would become effective upon the occurrence of a specified contingency event, or at the discretion of a regulatory body. Specified contingency events, as identified in the CoCo’s governing documents, usually reference a decline in the issuer’s capital below a specified threshold level, and/or certain regulatory events. A loss absorption contingency event for CoCos would likely be the result of, or related to, the deterioration of the issuer’s financial condition and/or its status as a going concern. In such a case, with respect to CoCos that provide for conversion into common stock upon the occurrence of the contingency event, the market price of the issuer’s common stock received by the Acquiring Fund will have likely declined, perhaps substantially, and may continue to decline after conversion. CoCos rated below investment grade should be considered high yield securities, or “junk,” but often are issued by entities whose more senior securities are rated investment grade. CoCos are a relatively new type of security; and there is a risk that CoCo security issuers may suffer the sort of future financial distress that could materially increase the likelihood (or the market’s perception of the likelihood) that an automatic write-down or conversion event on those issuers’ CoCos will occur. Additionally, the trading behavior of a given issuer’s CoCos may be strongly impacted by the trading behavior of other issuers’ CoCos, such that negative information from an unrelated CoCo security may cause a decline in value of one or more CoCos held by the Fund. Accordingly, the trading behavior of CoCos may not follow the trading behavior of other types of debt and preferred securities. Despite these concerns, the prospective reward vs. risk characteristics of at least certain CoCos may be very attractive relative to other fixed-income alternatives.

∎

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

∎

Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio.

∎	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

∎

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

∎

Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

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Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial professional or call us at (800) 257-8787.

Annual Investment Management Agreement Approval Process

(Unaudited)

At a meeting held on May 19-21, 2020 (the “May Meeting”), the Board of Trustees (the “Board” and each Trustee, a “Board Member”) of the Fund, which is comprised entirely of Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved the renewal of the management agreement (the “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to the Fund and the sub-advisory agreement (the “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as the investment sub-adviser to the Fund. Although the 1940 Act requires that continuances of the Advisory Agreements (as defined below) be approved by the in-person vote of a majority of the Independent Board Members, the May Meeting was held virtually through the internet in view of the health risks associated with holding an in-person meeting during the COVID-19 pandemic and governmental restrictions on gatherings. The May Meeting was held in reliance on an order issued by the Securities and Exchange Commission on March 13, 2020, as extended on March 25, 2020, which provided registered investment companies temporary relief from the in-person voting requirements of the 1940 Act with respect to the approval of a fund’s advisory agreement in response to the challenges arising in connection with the COVID-19 pandemic.

Following up to an initial two-year period, the Board considers the renewal of the Investment Management Agreement and Sub-Advisory Agreement on an annual basis. The Investment Management Agreement and Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.” Throughout the year, the Board and its committees meet regularly and, at these meetings, review an extensive array of topics and information that are relevant to its annual consideration of the renewal of the advisory agreements for the Nuveen funds. Such information may address, among other things, fund performance; the Adviser’s strategic plans; the review of the funds and investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers to the funds; valuation of securities; fund expenses; overall market and regulatory developments; the management of leverage financing; and the secondary market trading of the closed-end funds and any actions to address discounts.

In addition to the information and materials received during the year, the Board, in response to a request made on its behalf by independent legal counsel, received extensive materials and information prepared specifically for its annual consideration of the renewal of the advisory agreements for the Nuveen funds by the Adviser and by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials cover a wide range of topics including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of each sub-adviser to the Nuveen funds and the applicable investment teams; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the secondary market trading of shares of the Nuveen closed-end funds (including, among other things, an analysis of performance, distribution and valuation and capital raising trends in the broader closed-end fund market and in particular with respect to Nuveen closed-end funds; a review of the leverage management actions taken on behalf of the Nuveen closed-end funds and their resulting impact on performance; and a description of the distribution management process and any capital management activities); a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Adviser and the sub-advisers as a result of their relationships with the Nuveen funds.

In continuing its practice, the Board met prior to the May Meeting to begin its considerations of the renewal of the Advisory Agreements. Accordingly, on April 27-28, 2020 (the “April Meeting”), the Board met to review and discuss, in part, the performance of the Nuveen funds and the Adviser’s evaluation of each sub-adviser to the Nuveen funds. In its review, the Board recognized the volatile market conditions occurring during the first half of 2020 arising, in part, from the public health crisis caused by the novel coronavirus known as COVID-19 and the resulting impact on fund performance. Accordingly, the Board

Annual Investment Management Agreement Approval Process (continued)

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reviewed, among other things, fund performance reflecting the more volatile periods, including for various time periods ended the first quarter of 2020 and for various time periods ended April 17, 2020. At the April Meeting, the Board Members asked questions and requested additional information that was provided for the May Meeting. In continuing its review of the Nuveen funds in light of the extraordinary market conditions experienced in early 2020, the Board received updated fund performance data reflecting various time periods ended May 8, 2020 for its May Meeting. The Board also continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible.

The Independent Board Members considered the review of the advisory agreements for the Nuveen funds to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Adviser and sub-advisers in their review of the advisory agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.

The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.

The Board’s decision to renew the Advisory Agreements was not based on a single identified factor, but rather the decision reflected the comprehensive consideration of all the information provided throughout the year and at the April and May Meetings, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.

A.	Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the Fund with particular focus on the services and enhancements to such services provided during the last year. The Independent Board Members considered the Investment Management Agreement and the Sub-Advisory Agreement separately in the course of their review. With this approach, they considered the respective roles of the Adviser and the Sub-Adviser in providing services to the Fund.

With respect to the Adviser, the Board recognized that the Adviser has provided a vast array of services the scope of which has expanded over the years in light of regulatory, market and other developments, such as the development of expanded compliance programs for the Nuveen funds. The Board also noted the extensive resources, tools and capabilities the Adviser and its affiliates devoted to the various operations of the Nuveen funds. These services include, but are not limited to: investment oversight, risk management and securities valuation services (such as analyzing investment performance and risk data; overseeing and reviewing the various sub-advisers to the Nuveen funds and their investment teams; overseeing trade execution, soft dollar practices and securities lending activities; providing daily valuation services and developing related valuation policies, procedures and methodologies; overseeing risk disclosure; periodic testing of investment and liquidity risks; participating in financial statement and marketing disclosures; participating in product development; and participating in leverage management and liquidity monitoring); product management (such as analyzing a fund’s position in the marketplace, setting dividends, preparing shareholder and intermediary communications and other due diligence support); fund administration (such as preparing fund tax returns and other tax compliance services, overseeing the funds’ independent public accountants and other service providers; managing fund budgets and expenses; and helping to fulfill the funds’ regulatory filing requirements); oversight of shareholder services and transfer agency functions (such as overseeing transfer agent service providers which include registered shareholder customer service and transaction processing; and overseeing proxy solicitation and tabulation services); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as devising compliance programs; managing compliance policies; monitoring compliance with applicable fund policies and laws and regulations; and evaluating the compliance programs of the various sub-advisers to the Nuveen funds and certain other service providers); legal support and oversight of outside law firms (such as helping to prepare and file registration statements and proxy statements; overseeing fund activities and providing legal interpretations regarding such activities; and negotiating agreements with other fund service providers); and providing leverage, capital and distribution management services.

The Board also recognized that the Adviser and its affiliates have undertaken a number of initiatives over the previous year that benefited the complex and/or particular Nuveen funds including, but not limited to:

•

Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to enhance the shareholder outcomes through, among other things, rationalizing the product line and gaining efficiencies through mergers, repositionings and liquidations; reviewing and updating investment policies and benchmarks; and integrating certain investment teams and changing the portfolio managers serving various funds;

•	Capital Initiatives – continuing to invest capital to support new Nuveen funds with initial capital as well as to facilitate modifications to the strategies or structure of existing funds;

•

Compliance Program Initiatives – continuing efforts to mitigate compliance risk, increase operating efficiencies, strengthen key compliance program elements and support international business growth and other objectives through, among other things, integrating various investment teams across affiliates, consolidating marketing review functions, enhancing compliance related technologies and establishing and maintaining shared broad-based compliance policies throughout the organization and its affiliates;

•

Risk Management and Valuation Services – continuing efforts to provide Nuveen with a more disciplined and consistent approach to identifying and mitigating the firm’s operational risks through, among other things, enhancing the interaction and reporting between the investment risk management team and various affiliates and adopting a risk operational framework across the complex;

•

Regulatory Matters – continuing efforts to monitor regulatory trends and advocate on behalf of the Nuveen funds, to implement and comply with new or revised rules and mandates and to respond to regulatory inquiries and exams;

•

Government Relations – continuing efforts of various Nuveen teams and affiliates to develop policy positions on a broad range of issues that may impact the Nuveen funds, advocate and communicate these positions to lawmakers and other regulatory authorities and work with trade associations to ensure these positions are represented;

•

Business Continuity, Disaster Recovery and Information Services – continuing to periodically test business continuity and disaster recovery plans, maintain an information security program designed to identify and manage information security risks, and provide reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, potential impact of new or revised laws and regulations, incident tracking and other relevant information technology risk-related reports;

•

Expanded Dividend Management Services – continuing to manage the dividends among the varying types of Nuveen funds within the Nuveen complex to be consistent with the respective fund’s product design and investing resources to develop systems to assist in the process for newer products such as target term funds; and

•	with respect specifically to closed-end funds, such initiatives also included:

•

Leverage Management Services – continuing to actively manage leverage including developing new leverage instruments, managing leverage exposure and costs through various providers, and managing and adapting tender option bond structures to comply with regulations and developing further relationships with leverage providers;

•

Capital Management, Market Intelligence and Secondary Market Services – ongoing capital management efforts through shelf offerings, share repurchases as appropriate to address discounts, tender offers and capital return programs as well as providing market data analysis to help understand closed-end fund ownership cycles and their impact on secondary market trading as well as to improve proxy solicitation efforts; and

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

•

Closed-end Fund Investor Relations Program – maintaining the closed-end fund investor relations program which, among other things, raises awareness, provides educational materials and cultivates advocacy for closed-end funds and the Nuveen closed-end fund product line.

The Board also noted the benefits to shareholders of investing in a Nuveen fund, as each Nuveen fund is a part of a large fund complex with a variety of investment disciplines, capabilities, expertise and resources available to navigate and support the funds including during stressed times as occurred in the market in the first half of 2020. In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.

The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of the Fund’s portfolio under the oversight of the Adviser and the Board. The Board considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the Sub-Adviser’s assets under management and changes thereto, a summary of the applicable investment team and changes thereto, the investment approach of the team and the performance of the funds sub-advised by the Sub-Adviser over various periods. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance program and trade execution. The Board also considered the structure of investment personnel compensation programs and whether this structure provides appropriate incentives to act in the best interests of the respective Nuveen funds. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreement.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the Fund under each applicable Advisory Agreement.

B.	The Investment Performance of the Fund and Fund Advisers

In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered a variety of investment performance data of the Nuveen funds they advise. In this regard, the Board reviewed, among other things, Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2019. Unless otherwise indicated, the performance data referenced below reflects the periods ended December 31, 2019. In general, the year 2019 was a period of strong market performance. However, as noted above, the Board recognized the unprecedented market volatility and decline that occurred in early 2020 and the significant impact it would have on fund performance. As a result, the Board reviewed performance data capturing more recent time periods, including performance data reflecting the first quarter of 2020 as well as performance data for various periods ended April 17, 2020 for its April Meeting and May 8, 2020 for its May Meeting.

The Board reviewed both absolute and relative fund performance during the annual review over the various time periods. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). For funds that had changes in portfolio managers, the Board considered performance data of such funds before and after such changes. In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) as well as differences in the composition of the Performance Peer Group over time will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high.

As noted above, the Board reviewed fund performance over various periods ended December 31, 2019 as well as the first quarter of 2020 and various time periods ended April 17, 2020 and May 8, 2020. In light of the significant market decline in the early part of 2020, the Board noted that a shorter period of underperformance may significantly impact longer term performance. Further, the Board recognized that performance data may differ significantly depending on the ending date selected and accordingly, performance results for periods ended at the year-end of 2019 may vary significantly from performance results for periods ended in the first quarter of 2020, particularly given the extraordinary market conditions at that time as the impact of COVID-19 and other market developments unfolded. The Board considered a fund’s performance in light of the overall financial market conditions. In addition, the Board recognized that shareholders may evaluate performance based on their own holding periods which may differ from the periods reviewed by the Board and lead to differing results.

The secondary market trading of shares of the Nuveen closed-end funds continues to be a priority for the Board given its importance to shareholders, and therefore data reflecting the premiums and discounts at which the shares of the closed-end funds trade is reviewed by the Board during its annual review and by the Board and/or its Closed-end Fund committee during its respective quarterly meetings throughout the year.

In addition to the performance data prepared in connection with the annual review of the advisory agreements of the Nuveen funds, the Board reviewed fund performance throughout the year at its quarterly meetings representing differing time periods and took into account the discussions that occurred at these Board meetings in evaluating a fund’s overall performance. The Board also considered, among other things, the Adviser’s analysis of each Nuveen fund’s performance, with particular focus on funds that were considered performance outliers (both overperformance and underperformance), the factors contributing to the performance and any steps taken to address any performance concerns. Given the volatile market conditions of early 2020, the Board considered the Adviser’s analysis of the impact of such conditions on the Nuveen funds’ performance.

The Board evaluated performance in light of various factors, including general market conditions, issuer-specific information, asset class information, fund cash flows and other factors. Accordingly, depending on the facts and circumstances, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below its benchmark or peer group for certain periods. However, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

The Board noted that the Fund ranked in the first quartile of its Performance Peer Group for the one- and three-year periods ended December 31, 2019 and second quartile of its Performance Peer Group for the five-year period ended December 31, 2019 and outperformed its benchmark for the one-, three- and five-year periods ended December 31, 2019. With the market decline in the first quarter of 2020, the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended March 31, 2020 and the Fund ranked in the fourth quartile of its Performance Peer Group for the one-year period ended March 31, 2020 and third quartile of its Performance Peer Group for the three- and five-year periods ended March 31, 2020. The Board considered the factors that detracted from Fund performance during the first quarter and was satisfied with the Adviser’s explanation. The Board was satisfied with the Fund’s overall performance.

C.	Fees, Expenses and Profitability
1.	Fees and Expenses

As part of its annual review, the Board considered the contractual management fee and net management fee (the management fee after taking into consideration fee waivers and/or expense reimbursements, if any) paid by a Nuveen fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the total operating expense ratio of each Nuveen fund before and after any fee waivers and/or expense reimbursements. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and recognized that differences between the applicable fund and its respective Peer Universe as well as changes to the composition of the Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.

In their review, the Independent Board Members considered, in particular, each Nuveen fund with a net expense ratio (excluding investment-related costs of leverage) of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”) and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. In addition, although the Board reviewed a fund’s total net expenses both including and excluding investment-related expenses

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

(i.e., leverage costs) and taxes for certain of the closed-end funds, the Board recognized that leverage expenses will vary across the Nuveen funds and in comparison to peers because of differences in the forms and terms of leverage employed by the respective fund. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees (excluding leverage costs and leveraged assets) to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.

In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $56.6 million and fund-level breakpoints reduced fees by $66.8 million in 2019.

With respect to the Sub-Adviser, the Board also considered the sub-advisory fee schedule paid to the Sub-Adviser in light of the sub-advisory services provided to the Fund, the breakpoint schedule and comparative data of the fees the Sub-Adviser charges to other clients, if any. In its review, the Board recognized that the compensation paid to the Sub-Adviser is the responsibility of the Adviser, not the Fund.

The Independent Board Members noted that the Fund had a net management fee that was higher than its peer average, but a net expense ratio that was in line with its peer average.

Based on its review of the information provided, the Board determined that the Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2.	Comparisons with the Fees of Other Clients

In determining the appropriateness of fees, the Board also considered information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts advised by the Sub-Adviser; investment companies offered outside the Nuveen family and sub-advised by the Sub-Adviser; foreign investment companies offered by Nuveen and sub-advised by the Sub-Adviser; and collective investment trusts sub-advised by the Sub-Adviser. The Board further noted that the Adviser also advised certain exchange-traded funds (“ETFs”) sponsored by Nuveen.

The Board recognized that the Fund had an affiliated sub-adviser and, with respect to affiliated sub-advisers, reviewed, among other things, the range of fees assessed for managed accounts and foreign investment companies offered by Nuveen. The Board also reviewed the fee range and average fee rate of certain selected investment strategies offered in retail and institutional managed accounts advised by the Sub-Adviser and non-Nuveen investment companies sub-advised by certain affiliated sub-advisers.

In considering the fee data of other clients, the Board considered, among other things, the differences in the amount, type and level of services provided to the Nuveen funds relative to other clients as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board recognized the complexity and myriad of services the Adviser had provided to the Nuveen funds compared to the other types of clients as the Adviser is principally responsible for all aspects of operating the funds, including complying with the increased regulatory requirements required when managing the funds as well as the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. Further, with respect to ETFs, the Board considered that Nuveen ETFs are passively managed compared to the active management of the other Nuveen funds which contributed to the differences in fee levels between the Nuveen ETFs and other Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.

3.	Profitability of Fund Advisers

In their review, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2019 and 2018. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax); revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services; and comparative profitability data comparing the margins of Nuveen compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. The Board also reviewed the revenues and expenses the Adviser derived from its ETF product line for the 2018 and 2019 calendar years.

In reviewing the profitability data, the Independent Board Members recognized the subjective nature of calculating profitability as the information is not audited and is dependent on cost allocation methodologies to allocate expenses of Nuveen and its affiliates between the fund and non-fund businesses. The expenses to be allocated include direct expenses in servicing the Nuveen funds as well as indirect and/or shared costs (such as overhead, legal and compliance) some of which are attributed to the Nuveen funds pursuant to the cost allocation methodologies. The Independent Board Members reviewed a description of the cost allocation methodologies employed to develop the financial information and a summary of the history of changes to the methodology over the eleven-year period from 2008 to 2019. The Board had also appointed three Independent Board Members, along with the assistance of independent counsel, to serve as the Board’s liaisons to review the development of the profitability data and any proposed changes to the cost allocation methodology prior to incorporating any such changes and to report to the full Board. The Board recognized that other reasonable and valid allocation methodologies could be employed and could lead to significantly different results. Based on the data, the Independent Board Members noted that Nuveen’s net margins were higher in 2019 than the previous year and considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between the years. The Board also noted the reinvestments of some of the profits into the business through, among other things, the investment of seed capital in certain funds and continued investments in enhancements to information technology, internal infrastructure and data management improvements and global investment and innovation projects.

As noted above, the Independent Board Members also considered Nuveen’s margins from its relationship to the Nuveen funds compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) to Nuveen for the calendar years 2019 and 2018. The Independent Board Members noted that Nuveen’s margins from its relationships with the Nuveen funds were on the low range compared to the adjusted margins of the peers. The Independent Board Members, however, recognized that it is difficult to make comparisons of profitability with other investment adviser peers given that comparative data is not generally public and the calculation of profitability is subjective and affected by numerous factors (such as types of funds a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) which can have a significant impact on the results.

Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2019 and 2018 calendar years to consider the financial strength of TIAA. The Board recognized the benefit of having an investment adviser and its parent with significant resources, particularly during periods of market stress.

In addition to Nuveen, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed, among other things, the

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

Sub-Adviser’s revenues, expenses and net revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2019 as well as its pre-tax and after-tax net revenue margins for 2019 compared to such margins for 2018. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ended December 31, 2019 and the pre- and post-tax revenue margins from 2019 and 2018.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Board considered whether there have been economies of scale with respect to the management of the Nuveen funds and whether these economies of scale have been appropriately shared with the funds. The Board recognized that although economies of scale are difficult to measure, there are several methods to help share the benefits of economies of scale, including breakpoints in the management fee schedule, fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in Nuveen’s business which can enhance the services provided to the funds for the fees paid. The Board noted that Nuveen generally has employed these various methods. In this regard, the Board noted that the management fee of the Adviser is generally comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. The Board reviewed the fund-level and complex-level fee schedules. The Board considered that the fund-level breakpoint schedules are designed to share economies of scale with shareholders if the particular fund grows, and the complex-level breakpoint schedule is designed to deliver the benefits of economies of scale to shareholders when the eligible assets in the complex pass certain thresholds even if the assets of a particular fund are unchanged or have declined. With respect to the Nuveen closed-end funds, the Board noted that, although such funds may from time-to-time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios. Further, in the calculation of the complex-level component, the Board noted that it had approved the acquisition of several Nuveen funds by similar TIAA-CREF funds in 2019. However, to mitigate the loss of the assets of these Nuveen funds deemed eligible to be included in the calculation of the complex-wide fee when these Nuveen funds left the complex upon acquisition, Nuveen agreed to credit approximately $460 million to assets under management to the Nuveen complex in calculating the complex-wide component.

The Independent Board Members also recognized the Adviser’s continued reinvestment in its business through, among other things, investments in its business infrastructure and information technology, portfolio accounting system and other systems and platforms that will, among other things, support growth, simplify and enhance information sharing, and enhance the investment process to the benefit of all of the Nuveen funds.

Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.

E.	Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Board considered the compensation that an affiliate of the Adviser received for serving as co-manager in the initial public offerings of new closed-end funds and for serving as an underwriter on shelf offerings of existing closed-end funds. In addition, the Independent Board Members also noted that various sub-advisers (including the Sub-Adviser) may engage in soft dollar transactions pursuant to which they may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds, although the Board recognized that certain sub-advisers may be phasing out the use of soft dollars over time.

The Board, however, noted that the benefits for the Sub-Adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board considered that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Nuveen funds to the extent it enhances the ability of the Sub-Adviser to manage such funds or is acquired through the commissions paid on portfolio transactions of other clients.

Based on its review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F.	Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

Notes

Notes

Nuveen:

Serving Investors for Generations

Since 1898, financial professional and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com	ESA-E-0620D 1300436-INV-B-08/21

ITEM 2.	CODE OF ETHICS.

Not applicable to this filing.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6.	SCHEDULE OF INVESTMENTS.

(a)	See Portfolio of Investments in Item 1.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule  30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(a)(4) Change in the registrant’s independent public accountant. Not applicable.

(b) If the report is filed under Section  13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2 (b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Global High Income Fund

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: September 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David J. Lamb
David J. Lamb
Chief Administrative Officer
(principal executive officer)

Date: September 4, 2020

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: September 4, 2020